AMERICAN PENSION INVESTORS TRUST

Yorktown Capital Appreciation Fund

and

Yorktown Master Allocation Fund

each a series of
American Pension Investors Trust

106 Annjo Court, Suite A

Forest, VA 24551

Dear Shareholder:

We are writing to let you know about important developments involving the Yorktown Capital Appreciation Fund (the “Capital Appreciation Fund”) and Yorktown Master Allocation Fund (the “Master Allocation Fund”) (each, a “Target Fund” and together, the “Target Funds”). Yorktown Research & Management Company, Inc. (“Yorktown” or the “Adviser”), the investment advisor to the Target Funds, after careful consideration, has proposed that each of the Capital Appreciation Fund and the Master Allocation Fund will be reorganized with and into a corresponding fund of American Pension Investors Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”), as follows (each, a “Reorganization” and together, the “Reorganizations”):

Target Fund	Acquiring Fund
Yorktown Capital Appreciation Fund	Yorktown Small Cap Fund
Yorktown Master Allocation Fund	Yorktown Growth Fund

As a shareholder of the Target Fund(s), you are being asked to vote on this proposal.

The tax-free Reorganizations are designed to achieve economies of scale by combining the Target Funds with the Acquiring Funds. On the date of the reorganizations, your shares of the respective Target Fund will automatically be converted into shares of the same class of the corresponding Acquiring Fund.

In connection with each Reorganization, there will be continuity of advisory services as Yorktown is the investment adviser for each Acquiring Fund. The Small-Cap Fund is sub-advised by Sapphire Star Capital LLC (“Sapphire”) and the Capital Appreciation Fund does not have a sub-adviser.

There are essential differences between the investment objectives and investment strategies of each Target Fund and its corresponding Acquiring Fund. Because the Target Funds and the corresponding Acquiring Funds do not have identical investment objectives and strategies, shareholders of the Target Funds must consider if the resulting investment in the corresponding Acquiring Fund is consistent with their investment objectives. The investment objectives of the Capital Appreciation Fund and the Small-Cap Fund are different, with the Capital Appreciation Fund’s objective having an income component that the Small-Cap Fund’s objective does not have: The Capital Appreciation Fund’s objective is to seek high current income, as well as growth of capital and income. The Small-Cap Fund’s objective is long-term capital appreciation.

There will be a change to the investment strategy after the Reorganization for shareholders of the Capital Appreciation Fund because the Small-Cap Fund’s investment strategies, unlike those of the Capital Appreciation Fund, focus on investments in small companies within the range of the Russell 2000 Total Return Index. As a result, shareholders of the Capital Appreciation Fund will gain exposure to smaller capitalization companies, and the stock selection process employed by Sapphire. The Adviser believes this change in investment strategy will be a benefit to the Capital Appreciation Fund’s shareholders because of the prospect for better performance of the Small-Cap Fund, which outperformed the Capital Appreciation Fund during the years ended December 31, 2022, December 31, 2021 and December 31, 2020.

The investment objectives of the Master Allocation Fund and the Growth Fund are different, with the Master Allocation Fund’s objective having an income component that the objective of the Growth Fund does not have. The Master Allocation Fund’s objective is to seek long-term capital appreciation and current income, while the Growth Fund’s objective is to seek growth of capital.

There will be a change to the investment strategy after the Reorganization for shareholders of the Master Allocation Fund because the investment strategies of the Growth Fund, unlike those of the Master Allocation Fund, focus principally on direct investments in stocks and debt securities (although the Fund may invest in other investment companies not affiliated with the Adviser to gain exposure to these investments). The Master Allocation Fund does not presently intend to invest its assets directly in individual equity or debt securities. Rather, the Fund seeks to gain exposure to those asset classes through investments in the Yorktown Funds or other underlying funds. The Adviser believes this change in investment strategy will be a benefit to the Master Allocation Fund’s shareholders because of the prospect for better performance of the Growth Fund, which outperformed the Master Allocation Fund during the years ended December 31, 2022, December 31, 2021 and December 31, 2020.

Further, the portfolio manager with respect to the Small-Cap Fund is employed by Sapphire as the Fund’s investment sub-adviser, so shareholders of the Capital Appreciation Fund will have different portfolio managers as new shareholders of the Small-Cap Fund following the Reorganization. The portfolio managers for the Master Allocation Fund and the Growth Fund currently are the same, so shareholders of the Master Allocation Fund will have the same portfolio managers as new shareholders of the Growth Fund following the Reorganization.

Shareholders should also consider each Target Fund’s and each Acquired Fund’s relative advisory fees and total annual fund operating expenses:

The Reorganization of the Capital Appreciation Fund (Acquired Fund) into the Small Cap Fund (Acquiring Fund). The contractual advisory fee payable to Yorktown with respect to the Small Cap Fund is higher than the contractual advisory fee payable by the Capital Appreciation Fund, the corresponding Target Fund. The contractual advisory fee payable by the Capital Appreciation Fund is 0.60% annually, and the contractual advisory fee payable by the Small Cap Fund is 0.90% annually.

Under the current expense structure, the total annual operating expense ratios for each class with respect to the Small Cap Fund are lower than the total annual operating expense ratios for the corresponding share classes of the Capital Appreciation Fund. Effective May 31, 2023, Yorktown will no longer contractually limit annual operating expenses for the Capital Appreciation Fund including but not limited to the advisory fees payable to Yorktown under the Investment Advisory Agreement. Accordingly, shareholders of the Capital Appreciation Fund would be subject to higher annual fund operating expenses after May 31, 2023. The Small Cap Fund as the Acquiring Fund is expected to have lower annual fund operating expenses than the Capital Appreciation Fund after the Reorganization. Yorktown has determined that the Capital Appreciation Fund does not have viable options for growth in assets, and Yorktown is not willing to continue the fee limitation agreement beyond May 31, 2023. Yorktown has absorbed, and will continue to absorb, operational expenses for the Small Cap Fund for the benefit of shareholders due to the contractual expense limitation agreement.

Reorganization of the Master Allocation Fund (Acquired Fund) into the Growth Fund (Acquiring Fund). Under the advisory fee structure with respect to the Master Allocation Fund, the advisory fee has two components: (i) a fee on Yorktown Fund assets (investments in affiliated Yorktown-advised funds) and (ii) a fee on other fund assets. The advisory fee payable for Yorktown Fund assets is 0.30% annually and the advisory fee for all other fund assets is 1.00% annually. With respect to the Growth Fund, the contractual advisory fee payable to Yorktown is 1.00% annually. The Master Allocation Fund’s investments on January 31, 2023 consisted of three Yorktown-advised funds, and the Fund pays an advisory fee to Yorktown at the annual rate of 0.30% for the Yorktown Fund assets. The contractual advisory fee that would be payable by the Master Allocation Fund is 1.00% of the Fund’s investments in other fund assets, rather than only in Yorktown Fund assets. If the Reorganization was not approved by shareholders of the Master Allocation Fund, then the Fund would only be able to continue investment operations by investing in other fund assets since the Capital Appreciation Fund in which the Master Allocation Fund currently invests would either be merged into the Yorktown Small Cap Fund or would be liquidated if its Reorganization was not approved by shareholders. This would result in the advisory fee for the Master Allocation Fund increasing, since the advisory fee for other fund assets is 1.00% annually. Accordingly, it is not expected that the Master Allocation Fund would invest in other Yorktown Fund assets if the Reorganization is not approved by its shareholders, and the Board of Trustees would consider alternatives to the Reorganization including the liquidation of the Master Allocation Fund.

Under the current expense structure, the total annual operating expense ratios for each class of the Growth Fund are less than the total annual operating expense ratios of the corresponding share classes of the Master Allocation Fund (which is not subject to a contractual expense limitation agreement) and are expected to continue to be less after the Reorganization. The Adviser has absorbed, and will continue to absorb, operational expenses for the Growth Fund for the benefit of shareholders due to the contractual expense limitation agreement.

As a result of the larger asset size of each combined fund, the projected expense ratio of each Acquiring Fund is expected to be no higher than its current expense ratio following the Reorganization, considering the effect of fee waivers.

We believe the merger of each Target Fund into its corresponding Acquiring Fund will provide the opportunity for improved operating efficiencies as the fixed costs of operating a mutual fund can be spread over a larger pool of assets, which are expected to benefit shareholders.

Special Meetings of Shareholders will be held on August 18, 2023, at the offices of Ultimus Fund Solutions, LLC, the Trust’s transfer agent, 225 Pictoria Drive #450, Cincinnati, OH 45246. The purpose of the meetings is to consider and approve an Agreement and Plan of Reorganization providing for the Reorganizations of the Target Funds into the Acquiring Funds. If the Reorganizations are approved and completed, your shares of the Target Fund(s) will be converted automatically at net asset value into shares of the same class of the corresponding Acquiring Fund.

Formal notice of these Meetings appears in the enclosed Prospectus/Proxy Statement as well as a description of the proposed Reorganizations. The form of Agreement and Plan of Reorganization for the Funds is attached as Appendix A to the Prospectus/Proxy Statement. The Board of Trustees believes that these transactions are in the best interests of shareholders of the Target Funds and has unanimously recommended that shareholders vote “FOR” the proposal.

In connection with the Reorganizations, you should note the following:

●	The Reorganizations are intended to qualify as a tax-free transaction. As a condition to the closing of the Reorganizations, each of the Target Funds and Acquiring Funds will receive an opinion of legal counsel as to the tax-free nature of the Reorganizations for U.S. federal income tax purposes.

●	The value of the shares in each Acquiring Fund you receive in the Reorganization will equal the value of the shares you exchange from the Target Fund.

●	The Reorganizations are also expected to provide shareholders the opportunity to potentially benefit from economies of scale.

The Board of Trustees of the Trust has fixed the close of business on June 20, 2023 as the record date for the Meetings. Shareholders of record on that date are entitled to notice of, and to vote at the Meeting(s). Your vote is important no matter how many shares you own. In addition to voting by mail, you may vote by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:

1)	Read the Prospectus/Proxy Statement and have the enclosed proxy card at hand	1)	Read the Prospectus/Proxy Statement and have the enclosed proxy card at hand

2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

If you have any questions after considering the enclosed materials, please call 1-800-544-6060. Please take this opportunity to vote. Thank you for your participation and for your continued support.

Respectfully,

David D. Basten
President, American Pension Investors Trust

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

YORKTOWN CAPITAL APPRECIATION FUND

and

YORKTOWN MASTER ALLOCATION FUND

each a series of
American Pension Investors Trust

TO BE HELD ON AUGUST 18, 2023

To Shareholders of the Yorktown Capital Appreciation Fund and Yorktown Master Allocation Fund:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of the Yorktown Capital Appreciation Fund and Yorktown Master Allocation Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of American Pension Investors Trust (the “Trust”), will be held at 10:00 a.m. Eastern Time on August 18, 2023, at the offices of Ultimus Fund Solutions, LLC at 225 Pictoria Drive #450 Cincinnati, OH 45246, to consider and vote on the following:

The approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund, as indicated below, in exchange for shares of the same class of that Acquiring Fund and the assumption by that Acquiring Fund of the liabilities of the corresponding class of the Target Fund, and the distribution of such shares to shareholders in complete liquidation of each Target Fund, all as described in the attached Combined Prospectus/Proxy Statement.

Shareholders of each Target Fund will vote separately on the corresponding proposal, as shown below.

Target Fund	Acquiring Fund	Proposal #
Yorktown Capital Appreciation Fund	Yorktown Small Cap Fund	1
Yorktown Master Allocation Fund	Yorktown Growth Fund	2

The proposed reorganizations are described in the attached Combined Prospectus/Proxy Statement. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Combined Prospectus/Proxy Statement.

The Board of Trustees of the Trust has fixed the close of business on June 20, 2023 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at, the Meeting.

Although each Target Fund is holding a separate meeting, the meetings will be held concurrently. Shareholders of each Target Fund will vote separately. Any such vote FOR or AGAINST a proposal will also authorize the persons named as proxies to vote accordingly FOR or AGAINST any such adjournment of the Special Joint Meeting of Shareholders.

By Order of the Board of Trustees,

David D. Basten
President, American Pension Investors Trust

July 7, 2023

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY ALSO VOTE BY SIGNING THE ENCLOSED PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

COMBINED PROSPECTUS/PROXY STATEMENT
July 7, 2023

Acquisition of the Assets and

Liabilities of

Yorktown Capital Appreciation Fund

By and in Exchange for Shares of

Yorktown Small Cap Fund

Acquisition of the Assets and

Liabilities of

Yorktown Master Allocation Fund

By and in Exchange for Shares of

Yorktown Growth Fund

each a series of
American Pension Investors Trust

106 Annjo Court, Suite A

Forest, VA 24551

(1-800-544-6060)

This document (the “Prospectus/Proxy Statement”) is a proxy statement for each Target Fund (as defined below) and a prospectus for each Acquiring Fund (as defined below). The address of each Target Fund and each Acquiring Fund is 106 Annjo Court, Suite A, Forest, Virginia 24551. The telephone number for each Target Fund and Acquiring Fund is (1-800-544-6060). This Prospectus/Proxy Statement and the enclosed proxy cards were first mailed to shareholders of each Target Fund beginning on or about July 7, 2023. This Prospectus/Proxy Statement contains information you should know before voting on the following proposals with respect to your Target Fund, as indicated below. You should read this document carefully and retain it for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization, pursuant to which the Yorktown Capital Appreciation Fund (“Capital Appreciation Fund”) will transfer all of its assets to Yorktown Small Cap Fund (“Small Cap Fund”) in exchange for shares of the same class of the Small Cap Fund and the assumption by Small Cap Fund of all of the liabilities of each class of the Capital Appreciation Fund. Shareholders of each class of the Capital Appreciation Fund will receive a proportional distribution of shares of the corresponding class of the Small Cap Fund (as indicated below).	Yorktown Capital Appreciation Fund

Yorktown Capital Appreciation Fund		Yorktown Small Cap Fund
Class A	Þ	Class A
Class L	Þ	Class L
Institutional Class	Þ	Institutional Class

Proposal		To be voted on by shareholders of:
2.	To approve an Agreement and Plan of Reorganization, pursuant to which the Yorktown Master Allocation Fund (“Master Allocation Fund”) will transfer all of its assets to the Yorktown Growth Fund (“Growth Fund”) in exchange for shares of the same class of the Growth Fund and the assumption by the Growth Fund of all of the liabilities of each class of the Master Allocation Fund. Shareholders of each class of the Master Allocation Fund will receive a proportional distribution of shares of the corresponding class of the Growth Fund (as indicated below).	Yorktown Master Allocation Fund

Yorktown Master Allocation Fund		Yorktown Growth Fund
Class A	Þ	Class A
Class L	Þ	Class L
Institutional Class	Þ	Institutional Class

Each proposal will be considered by shareholders who owned shares of the applicable Target Fund on June 20, 2023 at a joint special meeting of shareholders (the “Meeting”) that will be held on August 18, 2023 in person at the offices of Ultimus Fund Solutions, LLC, the Trust’s transfer agent, 225 Pictoria Drive #450 Cincinnati, OH 45246. Each of the Target Funds and the Acquiring Funds (each, a “Fund” and collectively, the “Funds”) is a series of American Pension Investors Trust (the “Trust”), a registered open-end management investment company.

Although the Board of Trustees of the Trust recommends that shareholders of each Target Fund approve its reorganization into the corresponding Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”), the Reorganization of each Target Fund is not conditioned upon the Reorganization of any other Target Fund. If shareholders of any Target Fund fail to approve its Reorganization, the Trust’s Board of Trustees will consider what other actions, if any, may be in the best interests of such Target Fund and its shareholders, including, possibly, re-proposing the Reorganization, continuing to operate the Target Fund or liquidating the Target Fund.

TABLE OF CONTENTS

I.	GENERAL INFORMATION	1

II.	INTRODUCTION	3

III.	QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION	3

IV.	PROPOSAL 1: REORGANIZATION OF THE YORKTOWN CAPITAL APPRECIATION FUND INTO THE YORKTOWN SMALL CAP FUND	21

V.	PROPOSAL 2: REORGANIZATION OF THE YORKTOWN MASTER ALLOCATION FUND INTO THE YORKTOWN GROWTH FUND	22

VI.	OTHER INFORMATION	23

VII.	VOTING INFORMATION	30

VIII.	FINANCIAL STATEMENTS AND EXPERTS	33

IX.	LEGAL MATTERS	33

X.	INFORMATION FILED WITH THE SEC	33

APPENDIX A:	AGREEMENT AND PLAN OF REORGANIZATION	34

APPENDIX B:	PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS	47

APPENDIX C:	PRINCIPAL RISKS OF INVESTING IN THE FUNDS	51

APPENDIX D:	FUNDAMENTAL INVESTMENT RESTRICTIONS	56

APPENDIX E:	ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUNDS	60

i

I. GENERAL INFORMATION

This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the following proposals:

Proposal 1 - To be Voted on by Shareholders of the Capital Appreciation Fund

Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Capital Appreciation Fund to the Small Cap Fund in exchange for shares of the same class of the Small Cap Fund and the assumption by the Small Cap Fund of the liabilities of each class of the Capital Appreciation Fund, and the distribution of such shares to shareholders of each class in complete liquidation of the Capital Appreciation Fund, all as described in this Prospectus/Proxy Statement.

Proposal 2 - To be Voted on by Shareholders of the Master Allocation Fund

Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Master Allocation Fund to the Growth Fund in exchange for shares of the same class of the Growth Fund and the assumption by the Growth Fund of the liabilities of each class of the Master Allocation Fund, and the distribution of such shares to shareholders of each class in complete liquidation of the Master Allocation Fund, all as described in this Prospectus/Proxy Statement.

* * * * *

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about July 7, 2023. Shareholders of record as of the close of business on June 20, 2023 are entitled to vote at the Meeting and any adjournments thereof.

Additional information concerning each Fund and each Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”) and are hereby incorporated by reference into this Prospectus/Proxy Statement.

Information about the Target Funds and the Acquiring Funds	How to Obtain this Information

Prospectus of Yorktown Funds, dated May 31, 2023, as supplemented from time to time.

 Statement of Additional Information of Yorktown Funds, dated May 31, 2023, as supplemented from time to time.

Audited financial statements and related report of independent registered public accounting firm of Yorktown Funds included in the Annual Report to Shareholders for the fiscal year ended January 31, 2023.

Copies are available upon request and without charge if you:

Visit www.yorktownfunds.com on the Internet; or

Write to The Yorktown Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246; or

Call 1-888-933-8274

Information about the Target Funds and the Acquiring Funds	How to Obtain this Information
Information about the Reorganization Statement of Additional Information dated July 7, 2023 which relates to this Prospectus/Proxy Statement and the Reorganizations.

Copies are available upon request and without charge if you:

Visit www.yorktownfunds.com on the Internet; or

Write to Yorktown Funds
c/o Ultimus Asset Services, LLC
P.O. Box 46707
Cincinnati, Ohio 45246; or

Call 1-888-933-8274

Additional information about each Acquiring Fund can be viewed online or downloaded from the EDGAR database without charge on the SEC’s website at http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

II. INTRODUCTION

The approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund, as indicated below, in exchange for shares of the same class of that Acquiring Fund and the assumption by that Acquiring Fund of the liabilities of each class of the corresponding Target Fund, and the distribution of such shares to shareholders of each class in complete liquidation of each Target Fund, all as described in the attached Prospectus/Proxy Statement.

This Prospectus/Proxy Statement relates to the reorganization of each Target Fund (each, a “Target Fund” and collectively, the “Target Funds”) into its respective Acquiring Fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”). In the reorganization, all of the assets of each Target Fund will be acquired by its corresponding Acquiring Fund in exchange for shares of the same class of the corresponding Acquiring Fund. Following shareholder approval, shares of the corresponding class of each of the Acquiring Funds will be distributed to the shareholders of the corresponding class of each Target Fund in accordance with their respective percentage ownership interests in the Target Fund on the closing date, which is expected to be on or around August 25, 2023. Each of the Target Funds will then be liquidated.

It is intended that, as a result of the proposed Reorganizations, each of the Target Fund’s shareholders will receive on a tax-free basis (for U.S. federal income tax purposes) a number of full and fractional shares of the same class of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the same class of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations.

Until the closing date, shareholders of each of the Target Funds will continue to be able to redeem their shares at the next determined share price after receipt of a redemption request in proper form by Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”). (See “How to Sell Shares” in the Funds’ Prospectus dated May 31, 2023.) It is expected that the Target Funds’ will close to new investors and stop accepting purchases from existing shareholders on July 7, 2023. If the Reorganizations are consummated, shareholders will be free to redeem shares of the Acquiring Funds they receive in the transaction at the next determined share price after receipt of a redemption request in proper form by the Transfer Agent.

Shareholders of each of the Target Funds are being asked to approve the Agreement and Plan of Reorganization. A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A. By approving the Agreement and Plan of Reorganization, the particular Target Fund’s shareholders are approving the Reorganization, which includes the liquidation and termination of the Target Fund. The Agreement and Plan of Reorganization has been approved by the Board of Trustees of the Trust.

If shareholders of a Target Fund do not approve the Reorganization, the Board of Trustees of the Trust will consider what other action, if any, should be taken in the best interests of the Target Fund and its shareholders. A possible alternative to the Reorganizations may include liquidating the Target Fund.

III. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATIONS

Below are answers to some commonly asked questions that are intended to help you understand the reorganization proposed for each of the above-listed funds (each, a “Target Fund” and together, the “Target Funds”). The proposals are described in detail in this combined proxy statement and prospectus (the “Prospectus/Proxy Statement”), which we encourage you to read in its entirety.

Q: Why are you sending me this information?

Mutual funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed Prospectus/Proxy Statement. As a shareholder of one or more of the Target Funds, you are being asked to vote on a reorganization involving your Fund(s).

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring its assets to another fund in exchange for shares of the other fund and the other fund assuming the fund’s liabilities. Once the reorganizations of the Target Funds (each, a “Reorganization” and together, the “Reorganizations”) are completed, shareholders of each Target Fund will hold shares of the same class of its corresponding Acquiring Fund, and the Target Fund then will be liquidated.

Q: Is my vote important?

Absolutely. While the board of trustees (the “Board,” and each member thereof, a “Trustee”) of the Target Funds has reviewed the proposed Reorganization of the Target Funds and recommends that you approve them, each Reorganization cannot go forward without the approval of the relevant Target Fund’s shareholders. A Target Fund will continue to contact shareholders, asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter in order to obtain the requisite number of affirmative shareholder votes to approve each Reorganization.

Q: What are the proposals?

You, as a shareholder of one or more of the Target Funds, are being asked to vote on the Reorganization of each Target Fund in which you hold shares into share of the same class of the corresponding Acquiring Fund. Each Target Fund and Acquiring Fund is a series of American Pension Investors Trust.

The Board of American Pension Investors Trust has approved an Agreement and Plan of Reorganization for the Funds (the “Agreement”). The Agreement provides for the transfer of all of the assets of each Target Fund to its corresponding Acquiring Fund in exchange for the issuance of the same class of Acquiring Fund shares of equivalent net asset value and the assumption of all of the liabilities of each class of the Target Fund by the Acquiring Fund. This transfer will occur following a closing to be held as soon as practicable after approval of each Reorganization by shareholders of the respective Target Fund at a joint special meeting of shareholders of the Target Funds, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization. Following the transfer, the Acquiring Fund shares will be distributed to shareholders of the Target Fund and the Target Fund will be liquidated.

As part of the Reorganizations, shareholders of each class of each Target Fund will receive shares of a corresponding class of the corresponding Acquiring Fund, as indicated in the table below:

Proposal#	Target Fund	Share Class		Share Class	Acquiring Fund
1	Yorktown Capital Appreciation Fund	Class A	Þ	Class A	Yorktown Small Cap Fund
		Class L	Þ	Class L
		Institutional Class	Þ	Institutional Class

2	Yorktown Master Allocation Fund	Class A	Þ	Class A	Yorktown Growth Fund
		Class L	Þ	Class L
		Institutional Class	Þ	Institutional Class

In each case, you, as a holder of shares of a Target Fund, will receive shares of the corresponding Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of your Target Fund shares at the time of the Reorganization.

We encourage you to read the full text of the enclosed Prospectus/Proxy Statement to obtain a more detailed understanding of the issues relating to each Reorganization.

Q: Why are proposals not involving my Fund included in the Prospectus/Proxy Statement?

To reduce costs, the proposals have been combined into one Prospectus/Proxy Statement. Accordingly, not all proposals may be applicable to each shareholder.

Q: Why are the Reorganizations being proposed?

Yorktown Management & Research Company, Inc., the investment adviser (“Yorktown” or the “Adviser”) to Yorktown Capital Appreciation Fund and Yorktown Master Allocation Fund, have recommended the Reorganizations because they believe that each respective Reorganization is in the best interest of the applicable Target Fund and its shareholders. The Adviser developed this proposal because they believe that each Target Fund may benefit from operational efficiencies due to the larger asset size of the combined Funds, and related economies of scale.

Q: How do the Funds’ investment objectives, principal investment strategies, investment policies and principal risks compare?

Comparison of the Capital Appreciation Fund’s and the Small-Cap Fund’s Investment Objectives and Strategies

The investment objectives of the Capital Appreciation Fund and the Small-Cap Fund are different, with the Capital Appreciation Fund’s objective having an income component that the Small-Cap Fund’s objective does not have. Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Capital Appreciation Fund’s objective is to seek high current income, as well as growth of capital and income. The Capital Appreciation Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds (as defined below) that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); ETFs; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; and other instruments. “Underlying Funds” includes securities issued by investment companies such as open-end mutual funds (including the Yorktown Funds), ETFs, closed-end funds, business development companies (“BDCs”), unit investment trusts, private investment companies (hedge funds) and foreign investment companies. The Fund may invest directly in equity or debt securities that the Adviser believes has significant long-term growth and income potential. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” Through direct investments and indirect investments in Underlying Funds, the Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Small-Cap Fund’s objective is long-term capital appreciation. The Small Cap Fund seeks to achieve its investment objective by investing in U.S. listed securities with market capitalization within the range of the targeted benchmark, the Russell 2000 Total Return Index. Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of any borrowings for investment purposes) in small cap companies. At any given time, the Fund may hold up to 15% of its assets in American Depositary Receipts (“ADR’s”). Typically, the Fund invests in approximately 40-60 stocks that pass Sapphire Star Capital LLC’s (the “Sub-Adviser” or “Sapphire”) stringent quantitative and fundamental criteria. If the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund.

With respect to both the Capital Appreciation and Small Cap Fund, the Adviser may sell a security given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

As of January 31, 2023, the portfolios of the Capital Appreciation Fund and the Small Cap Fund were structured as follows:

Security Type	Capital Appreciation Fund	Small Cap Fund
Common Stocks	95.06%	93.24%
Other Assets	4.94%	6.76%

For a description of each Fund’s portfolio investments, see the Funds’ January 31, 2023 Annual Report.

There will be a change to the principal investment strategy after the Reorganization for shareholders of the Capital Appreciation Fund because the Small-Cap Fund’s investment strategies, unlike those of the Capital Appreciation Fund, focus on investments in small companies within the range of the Russell 2000 Index. As a result, shareholders of the Capital Appreciation Fund will gain exposure to smaller capitalization companies, and the stock selection process employed by the Fund’s sub-adviser, Sapphire Star Capital, LLC. The Adviser believes this change in investment strategy will be a benefit to the Capital Appreciation Fund’s shareholders because the prospect for better performance of the Small-Cap Fund as compared to recent performance of the Capital Appreciation Fund during the years ended December 31, 2022, December 31, 2021 and December 31, 2020.

Comparison of the Master Allocation Fund’s and the Growth Fund’s Investment Objectives and Strategies

The investment objectives of the Master Allocation Fund and the Growth Fund are different, with the Master Allocation Fund’s objective having an income component that the objective of the Growth Fund does not have. Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Master Allocation Fund’s objective is to seek long-term capital appreciation and current income. The Master Allocation Fund invests its assets in a variety of equity and debt securities. The Fund also invests in the securities of other open-end mutual funds managed by the Adviser (each a “Yorktown Fund” and, collectively, the “Yorktown Funds”), but reserves the right to invest Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Fund’s investment objective. The Adviser does not presently intend to invest Fund assets in individual equity or debt securities. Rather, the Fund seeks to gain exposure to those asset classes through investments in Underlying Funds. In seeking to take advantage of current or expected market conditions and/or to manage risk, the Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund, either directly or indirectly through investments in Underlying Funds, may purchase many types of securities, including common stock of U.S. and foreign issuers and other U.S. and foreign securities including securities convertible into common stock and private placement securities, Underlying Funds, long-, intermediate- or short-term bonds and other fixed-income securities including investments rated below investment grade, certain exchange traded funds (“ETF’s”), and real estate investment trusts and other issuers that invest in, deal or otherwise engage in transactions in real estate. Through direct investments and indirect investments through investments in Underlying Funds and ETFs, the Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities, high yield securities, equity-based, income producing securities and specific sectors of the market.

The Growth Fund’s objective is to seek growth of capital. The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by Underlying Funds. The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in ETFs, including ETFs that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

With respect to both the Master Allocation Fund and Growth Fund, the Adviser may sell a security given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

As of January 31, 2023, the portfolios of the Master Allocation Fund and the Growth Fund were structured as follows:

Security Type	Master Allocation Fund	Growth Fund
Common Stocks	0%	98.39%
Investment Companies	97.46%	0%
Other Assets	2.54%	1.61%

For a description of each Fund’s portfolio investments, see the Funds’ January 31, 2023 Annual Report.

There will be a change to the principal investment strategy after the Reorganization for shareholders of the Master Allocation Fund because the investment strategies of the Growth Fund, unlike those of the Master Allocation Fund, focus principally on direct investments in stocks and debt securities (although the Fund may invest in other investment companies not affiliated with the Adviser to gain exposure to these investments). The Master Allocation Fund does not presently intend to invest its assets directly in individual equity or debt securities. Rather, the Fund seeks to gain exposure to those asset classes through investments in the Yorktown Funds or other Underlying Funds. After the Reorganization, the Growth Fund will sell the shares of the other Yorktown-advised funds previously held by the Master Allocation Fund and invest these assets in portfolio securities consistent with the Growth Fund’s investment objective and policies. The Adviser believes this change in investment strategy will be a benefit to the Master Allocation Fund’s shareholders because of the prospect for better performance of the Growth Fund as compared to recent performance of the Master Allocation Fund during years ended December 31, 2022, December 31, 2021 and December 31, 2020.

Comparison of Investment Risks

Because the Target Funds and the Acquiring Funds have different investment objectives and principal investment strategies, the risks associated with the Funds differ.

The Master Allocation Fund’s principal risks include leverage risk, real estate investment trust risk, privately placed securities risk, and value style risk, which are not principal risks of the Growth Fund. The Growth Fund’s principal risks include exchange-traded fund risk, and junk bonds or high yield securities risk, which are not principal risks of the Master Allocation Fund.

The Capital Appreciation Fund’s principal risks include investment company risk, underlying fund risk, closed-end fund risk, business development company risk, exchange-traded fund risk, debt security risk, junk bonds or high yield risk, high risk securities risk, foreign securities risk, emerging market risk and convertible securities risk, which are not principal risks of the Small Cap Fund. The Small Cap Fund’s principal risks include general risks, equity security risk, company risk, small company risk and growth investment risk, which are also principal risks of the Capital Appreciation Fund.

Each Fund is subject to the risk that you could lose all or a portion of the money you invest and there is no assurance that the Funds will achieve their investment objectives. Upon redemption, an investment in either Fund may be worth less than its original cost. Each Fund, by itself, does not provide a complete investment program. Because the Funds are actively managed, they are subject to the risk that the investment strategies, techniques and risk analyses employed by portfolio managers may not produce the desired results. The portfolio managers’ methods of security selection may not be successful and could cause a Fund to underperform other funds with similar investment strategies.

Shareholders should determine that the investment objectives, principal investment strategies and risks of an investment in the Acquiring Funds is appropriate for their investment needs and risk tolerance. Please see Appendix B - Principal Investment Strategies of the Funds, Appendix C – Principal Risks of Investing in the Funds, and Appendix D - Fundamental Investment Restrictions for more detail.

Q: Will the investment adviser to my Fund(s) change as a result of the Reorganizations?

No. Yorktown Management & Research Company, Inc. (“Yorktown” or the “Adviser”) is the investment adviser to each of the Funds. Services provided to the Funds by Yorktown include the provision of a continuous investment program for each Fund and supervision of all matters relating to the operation of each Fund. Among other things, Yorktown is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services. Yorktown is located at 106 Annjo Court, Suite A, Forest, Virginia 24551 and had approximately $753 million of assets under management as of March 31, 2023.

The Adviser has served as the investment adviser to each Fund since its inception. The Adviser was organized in 1984. David D. Basten is a founding partner, President and Chief Investment Officer of Yorktown. The Portfolio Managers of each Fund are responsible for the day-to-day management of each Fund’s portfolio.

Sapphire Star Capital LLC (“Sapphire”) is the investment sub-adviser for the Yorktown Small Cap Fund. Pursuant to a sub-investment advisory agreement between Sapphire and Yorktown, and subject to Yorktown’s supervision and the oversight of Board, Sapphire is responsible for selecting the Small Cap Fund’s investments, providing investment research and providing a continuous investment program for the Small Cap Fund, selecting broker-dealers to execute portfolio transactions on behalf of the Small Cap Fund, and monitoring and ensuring consistency with the Small Cap Fund’s investment strategies and policies. Sapphire is a Washington limited liability company with its principal business address at 7826 Leary Way NE Suite 201, Redmond, WA 98052. Sapphire had approximately $138 million in assets under management as of March 31, 2023. Mr. Michael J. Borgen owns 95% of Sapphire and is therefore, a control person of Sapphire.

Q: Will the Portfolio Managers of the Target Funds change as a result of the Reorganizations?

The existing portfolio managers of the Target Funds are listed below, along with the individuals expected to serve as portfolio managers of the Acquiring Funds. The portfolio manager for the Capital Appreciation Fund will change as a result of the Reorganization into the Small Cap Fund.

Target Fund	Portfolio Manager	Acquiring Fund	Portfolio Manager
Yorktown Capital Appreciation Fund	David D. Basten David M. Basten Brentz East Barry D. Weiss John P. Tener	Yorktown Small Cap Fund	Michael J. Borgen

Yorktown Master Allocation Fund	David D. Basten David M. Basten Brentz East	Yorktown Growth Fund	David D. Basten David M. Basten Brentz East

●	Mr. David D. Basten is the Adviser’s Chief Investment Officer and a Portfolio Manager for each of the Capital Appreciation Fund, Master Allocation Fund and the Growth Fund, having served in that capacity since commencement of each Fund’s operations. Mr. David D. Basten is President and Director of Yorktown, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

●	Mr. David M. Basten has served as Portfolio Manager since 2005 and prior to that held various positions at Yorktown, including as a securities analyst.

●	Mrs. Brentz East has served as Portfolio Manager since 2011 and prior to that held various positions at Yorktown, including as a securities analyst.

●	Mr. Michael J. Borgen, CEO and Chief Investment Officer of Sapphire, is the Portfolio Manager responsible for the day-to-day management of the Small Cap Fund’s investment portfolio. Prior to founding Sapphire Star Capital in 2015, Mr. Borgen was a Senior Portfolio Manager at Navellier & Associates where he developed and managed equity and equity derivative strategies for nearly 20 years. Mr. Borgen started his career at Navellier as a Quantitative Research Analyst in 1996 where he was focused on developing new and enhancing existing proprietary investment selection models for the firm’s flagship products, the Small and Small to Mid-Cap Growth portfolios. Mr. Borgen has his Bachelor of Science in Finance from the University of Nevada and his Master of Science in Economics, with a specialization in finance, also from the University of Nevada.

Q: Are there costs or U.S. federal income tax consequences of the Reorganizations?

The Target Funds and the Acquiring Funds will bear the costs associated with the Reorganizations, Special Meeting of Fund shareholders, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Prospectus/Proxy Statement and the cost of copying, printing, and mailing proxy materials. The Reorganization costs borne by the Funds are to be apportioned as follows: 100% of the costs of the Reorganization of the Capital Appreciation Fund into the Small Cap Fund are to be borne equally by each such Fund, and 100% of the costs of the Reorganization of the Master Allocation Fund into the Growth Fund are to be borne equally by each such Fund. The one-time direct expenses of each Reorganization is estimated to be approximately $32,000 in the aggregate for legal costs, audit-related costs, accounting and tax services, and costs associated with proxy solicitation, printing, and mailing. The Funds also will bear any brokerage or other portfolio transaction costs. Management’s recommendation on the allocation of the cost of the Reorganizations is based on the belief that incurring the cost by the Funds is justifiable because the Funds will benefit from operational efficiencies due to the combined assets of the Acquiring Funds and the Target Funds. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not, and each Target Fund generally will not, recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section of the combined Proxy Statement/Prospectus entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION—Tax Status of the Reorganizations.” At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, which generally will result in the recognition of gain or loss to such shareholder for U.S. federal income tax purposes.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

Shareholder Fees: Each Fund offers Class A Shares, Class L Shares, and Institutional Class Shares. The shareholder fees for each Share Class are identical for each of the Funds and will not change after the reorganization. The shareholder fee table is set forth below:

Shareholder Fees (fees paid directly from your investment)	Class A	Class L	Institutional Class
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

(1)	Large purchases of Class A shares (greater than $1million) are generally subject to a CDSC of 0.25% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by the Funds Distributor.

Advisory Fees and Annual Fund Operating Expenses. As shown in the expense tables below, the total annual operating expense ratios for all share classes of the Acquiring Funds after the Reorganization are expected to be less than the total annual operating expense ratios of each share class of the Target Funds, including any applicable fee waivers.

The Reorganization of the Capital Appreciation Fund (Acquired Fund) into the Small Cap Fund (Acquiring Fund). The contractual advisory fee payable to Yorktown with respect to the Small Cap Fund is higher than the contractual advisory fee payable by the Capital Appreciation Fund, the corresponding Target Fund. The contractual advisory fee payable by the Capital Appreciation Fund is 0.60% annually, and the contractual advisory fee payable by the Small Cap Fund is 0.90% annually.

Under the current expense structure, the total annual operating expense ratios for each class with respect to the Small Cap Fund are lower than the total annual operating expense ratios for the corresponding share classes of the Capital Appreciation Fund. Effective May 31, 2023, Yorktown will no longer contractually limit annual operating expenses for the Capital Appreciation Fund including but not limited to the advisory fees payable to Yorktown under the Investment Advisory Agreement. Accordingly, shareholders of the Capital Appreciation Fund would be subject to higher annual fund operating expenses after May 31, 2023. The Small Cap Fund as the Acquiring Fund is expected to have lower annual fund operating expenses than the Capital Appreciation Fund after the Reorganization. Yorktown has determined that the Capital Appreciation Fund does not have viable options for growth in assets, and Yorktown is not willing to continue the fee limitation agreement beyond May 31, 2023. Yorktown has absorbed, and will continue to absorb, operational expenses for the Small Cap Fund for the benefit of shareholders due to the contractual expense limitation agreement.

Reorganization of the Master Allocation Fund (Acquired Fund) into the Growth Fund (Acquiring Fund). Under the advisory fee structure with respect to the Master Allocation Fund, the advisory fee has two components: (i) a fee on Yorktown Fund assets (investments in affiliated Yorktown-advised funds) and (ii) a fee on other fund assets. The advisory fee payable for Yorktown Fund assets is 0.30% annually and the advisory fee for all other fund assets is 1.00% annually. With respect to the Growth Fund, the contractual advisory fee payable to Yorktown is 1.00% annually. The Master Allocation Fund’s investments on January 31, 2023 consisted of three Yorktown-advised funds, and the Fund pays an advisory fee to Yorktown at the annual rate of 0.30% for the Yorktown Fund assets. The contractual advisory fee that would be payable by the Master Allocation Fund is 1.00% of the Fund’s investments in other fund assets, rather than only in Yorktown Fund assets.

If the Reorganization was not approved by shareholders of the Master Allocation Fund, then the Fund only would be able to continue investment operations by investing in other fund assets since the Capital Appreciation Fund in which the Master Allocation Fund currently invests would either be merged into the Yorktown Small Cap Fund or would be liquidated if its Reorganization was not approved by shareholders. This would result in the advisory fee for the Master Allocation Fund increasing, since the advisory fee for other fund assets is 1.00% annually. Accordingly, it is not expected that the Master Allocation Fund would invest in other Yorktown Fund assets if the Reorganization is not approved by its shareholders, and the Board of Trustees would consider alternatives to the Reorganization including the liquidation of the Master Allocation Fund.

Under the current expense structure, the total annual operating expense ratios for each class of the Growth Fund are less than the total annual operating expense ratios of the corresponding share classes of the Master Allocation Fund (which is not subject to a contractual expense limitation agreement) and are expected to continue to be less after the Reorganization. The Adviser has absorbed, and will continue to absorb, operational expenses for the Growth Fund for the benefit of shareholders due to the contractual expense limitation agreement.

The advisory fees paid by the Capital Appreciation Fund and the Small Cap Fund during the most recently completed fiscal year to the Adviser were at the rate of 0.00% and 0.54%, respectively, of the Fund’s average daily net assets. The advisory fee paid by the Master Allocation Fund and the Growth Fund during the most recently completed fiscal year to the Adviser were at the rate of 0.30% and 0.54%, respectively, of the Fund’s average daily net assets.

The following tables show the fees and expenses of each Fund, by Share Class, for its most recently audited fiscal year as well as the pro forma fees and expenses for each Acquiring Fund, by Share Class, for its fiscal year ending January 31, 2024. The examples following the table will help you compare the cost of investing in each Share Class of each Target Fund with the estimated cost of investing in each Share Class of the corresponding Acquiring Fund (based on the pro forma fees and expenses) after the Reorganizations.

FEES AND EXPENSES

CLASS A SHARES OF THE CAPITAL APPRECIATION FUND AND SMALL CAP FUND

Based on Fiscal Years Ended January 31:	2023	2023	2024
	Capital Appreciation Fund	Small Cap Fund	Pro Forma: Small Cap Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.90%	0.90%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	1.47%(1)	0.63%(1)	0.69%(1)
Acquired Fund Fees and Expenses	0.00%	0.12%	0.12%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.32%	1.90%	1.96%
Fees Waivers and Expense Reimbursements	0.00%	(0.36)%	(0.42)%
Total Annual Fund Operating Expenses	2.32%	1.54%(2)	1.54%(2)

(1)	Other Expenses include 0.04% and 0.02% of interest expense for the Capital Appreciation Fund and Small Cap Fund, respectively.
(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Small Cap Fund’s ratio of total annual operating expenses is limited to 1.40% for Class A Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

FEES AND EXPENSES

CLASS A SHARES OF THE MASTER ALLOCATION FUND AND GROWTH FUND

Based on Fiscal Years Ended January 31:	2023	2023	2024
	Master Allocation Fund	Growth Fund	Pro Forma: Growth Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	1.38%(1)	0.46%(1)	0.44%(1)
Acquired Fund Fees and Expenses	1.04%	0.00%	0.00%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.97%	1.46%	1.44%
Fees Waivers and Expense Reimbursements	0.00%	(0.46)%	(0.44)%
Total Annual Fund Operating Expenses	2.97%	1.00%(2)	1.00%(2)

(1)	Other Expenses include 0.04% and 0.01% of interest expense for the Master Allocation Fund and Growth Fund, respectively.
(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Growth Fund’s ratio of total annual operating expenses is limited to 0.99% for Class A Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

FEES AND EXPENSES

CLASS L SHARES OF THE CAPTIAL APPRECIATION FUND AND SMALL CAP FUND

Based on Fiscal Years Ended January 31:	2023	2023	2024
	Capital Appreciation Fund	Small Cap Fund	Pro Forma: Small Cap Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.90%	0.90%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	1.47%(1)	0.63%(1)	0.69%(1)
Acquired Fund Fees and Expenses	0.00%	0.12%	0.12%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	3.07%	2.65%	2.71%
Fees Waivers and Expense Reimbursements	0.00%	(0.36)%	(0.42)%
Total Annual Fund Operating Expenses	3.07%	2.29%(2)	2.29%(2)

(1)	Other Expenses include 0.04% and 0.02% of interest expense for the Capital Appreciation Fund and Small Cap Fund, respectively.
(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Small Cap Fund’s ratio of total annual operating expenses is limited to 2.15% for Class L Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

FEES AND EXPENSES

CLASS L SHARES OF THE MASTER ALLOCATION FUND AND GROWTH FUND

Based on Fiscal Years Ended January 31:	2023	2023	2024
	Master Allocation Fund	Growth Fund	Pro Forma: Growth Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	1.00%	1.00%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	1.38%(1)	0.46%(1)	0.44%(1)
Acquired Fund Fees and Expenses	1.04%	0.00%	0.00%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	3.72%	2.46%	2.44%
Fees Waivers and Expense Reimbursements	0.00%	(0.46)%	(0.44)%
Total Annual Fund Operating Expenses	3.72%	2.00%(2)	2.00%(2)

(1)	Other Expenses include 0.04% and 0.01% of interest expense for the Master Allocation Fund and the Growth Fund, respectively.
(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Growth Fund’s ratio of total annual operating expenses is limited to 1.99% for Class L Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

FEES AND EXPENSES

INSTITUTIONAL CLASS SHARES OF THE CAPITAL APPRECIATION FUND AND SMALL CAP FUND

Based on Fiscal Years Ended January 31:	2023	2023	2024
	Capital Appreciation Fund	Small Cap Fund	Pro Forma: Small Cap Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.90%	0.90%
Distribution/Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	1.47%(1)	0.63%(1)	0.69%(1)
Acquired Fund Fees and Expenses	0.00%	0.12%	0.12%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.07%	1.65%	1.71%
Fees Waivers and Expense Reimbursements	0.00%	(0.36)%	(0.42)%
Total Annual Fund Operating Expenses	2.07%	1.29%(2)	1.29%(2)

(1)	Other Expenses include 0.04% and 0.02% of interest expense for the Capital Appreciation Fund and Small Cap Fund, respectively.
(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Small Cap Fund’s ratio of total annual operating expenses is limited to 1.15%, respectively, for Institutional Class Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

FEES AND EXPENSES

INSTITUTIONAL CLASS SHARES OF THE MASTER ALLOCATION FUND AND GROWTH FUND

Based on Fiscal Years Ended January 31:	2023	2023	2024
	Master Allocation Fund	Growth Fund	Pro Forma: Growth Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	1.38%(1)	0.46%(1)	0.44%(1)
Acquired Fund Fees and Expenses	1.04%	0.00%	0.00%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.72%	1.46%	1.44%
Fees Waivers and Expense Reimbursements	0.00%	(0.46)%	(0.44)%
Total Annual Fund Operating Expenses	2.72%	1.00%(2)	1.00%(2)

(1)	Other Expenses include 0.04% and 0.01% of interest expense for the Master Allocation Fund and Growth Fund, respectively.
(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Growth Fund’s ratio of total annual operating expenses is limited to 0.99% for Institutional Class Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limit listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

Expense Examples. The expense examples shown below are intended to help you compare the cost of investing in each Share Class of the Target Funds with the cost of investing in each Share Class of the Acquiring Funds. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. All expense information is based on the information set forth in the expense table above, including pro forma expense information. Your actual costs may be higher or lower than those shown below.

	Class A Shares
	Capital Appreciation Fund	Small Cap Fund	Pro Forma: Small Cap Fund
1 Year	$797	$723	$723
3 Years	$1,258	$1,105	$1,117
5 Years	$1,744	$1,511	$1,535
10 Years	$3,078	$2,642	$2,697

	Class A Shares
	Master Allocation Fund	Growth Fund	Pro Forma: Growth Fund
1 Year	$858	$671	$671
3 Years	$1,441	$968	$964
5 Years	$2,047	$1,285	$1,277
10 Years	$3,675	$2,184	$2,164

	Class L Shares
	Capital Appreciation Fund	Small Cap Fund	Pro Forma: Small Cap Fund
1 Year	$310	$232	$232
3 Years	$948	$789	$802
5 Years	$1,611	$1,373	$1,398
10 Years	$3,383	$2,957	$3,011

	Class L Shares
	Master Allocation Fund	Growth Fund	Pro Forma: Growth Fund
1 Year	$374	$203	$203
3 Years	$1,138	$723	$719
5 Years	$1,920	$1,269	$1,261
10 Years	$3,967	$2,761	$2,743

	Institutional Class Shares
	Capital Appreciation Fund	Small Cap Fund	Pro Forma: Small Cap Fund
1 Year	$210	$131	$131
3 Years	$649	$485	$498
5 Years	$1,114	$863	$889
10 Years	$2,400	$1,924	$1,984

	Institutional Class Shares
	Master Allocation Fund	Growth Fund	Pro Forma: Growth Fund
1 Year	$275	$102	$102
3 Years	$844	$417	$412
5 Years	$1,440	$754	$745
10 Years	$3,051	$1,707	$1,686

Q. What is the Performance Record of the Funds?

The following charts show the past performance record of each Target Fund and Acquiring Fund for the past ten years or since the Fund’s inception. The charts give you an indication of the risks and variability of investing in the Acquiring Funds by showing how their performance has varied from year to year. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart. How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Funds, current to the most recent month-end, is available by calling 1-800-544-6060.

Capital Appreciation Fund and Small Cap Fund Performance (Institutional Share Class)

Year by year annual returns for calendar years ending on December 31	Capital Appreciation Fund	Small Cap Fund
2013	19.50%	N/A
2014	3.84%	N/A
2015	(3.60)%	N/A
2016	8.85%	N/A
2017	16.86%	9.00%
2018	(2.51)%	(7.93)%
2019	13.05%	21.84%
2020	6.17%	30.31%
2021	6.10%	24.58%
2022	(47.07)%	(25.18)%
Best Quarter	10.59% (Dec. 31, 2020)	27.62% (June 30, 2020)
Worst Quarter	(28.47)% (June 30, 2022)	(26.45)% (March 31, 2020)

Average Annual Total Returns for the Capital Appreciation Fund’s Institutional Class (for periods ending on December 31, 2022)	One Year	Five Years	Ten Years
Return Before Taxes	(47.07)%	(8.05)%	0.00%
Return After-Taxes on Distributions	(47.11)%	(9.52)%	(1.63)%
Return After-Taxes on Distributions and Sale of Fund Shares	(27.83)%	(5.48)%	0.40%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	12.56%

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares	(50.22)%	(9.36)%	(0.94)%
Return Before Taxes - Class L Shares	(47.59)%	(8.97)%	(1.00)%

Average Annual Total Returns for the Small Cap Fund’s Institutional Class (for periods ending on December 31, 2022)	One Year	Five Years	Since Inception (5/9/2016)
Return Before Taxes	(25.18)%	6.38%	9.14%
Return After-Taxes on Distributions	(26.47)%	5.67%	7.91%
Return After-Taxes on Distributions and Sale of Fund Shares	(13.94)%	5.04%	7.14%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	(20.44)%	4.13%	8.51%

	One Year	Five Years	Since Inception (5/9/2016)
Return Before Taxes - Class A Shares	(29.64)%	4.87%	7.92%
Return Before Taxes - Class L Shares	(25.92)%	5.32%	8.05%

Performance of Master Allocation Fund Class A Shares and Growth Fund Class L Shares

Year by year annual returns for calendar years ending on December 31	Master Allocation Fund	Growth Fund
2013	27.24%	33.30%
2014	1.09%	(0.76)%
2015	(3.96)%	(3.03)%
2016	5.94%	5.45%
2017	16.12%	26.24%
2018	(12.29)%	(14.46)%
2019	18.20%	30.42%
2020	18.44%	28.57%
2021	12.58%	15.80%
2022	(32.15)%	(26.74)%
Best Quarter	17.10% (June 30, 2020)	20.18% (June 30, 2020)
Worst Quarter	(22.26)% (June 30, 2022)	(18.33)% (June 30, 2022)

Average Annual Total Returns for the Master Allocation Fund’s Class A Shares (for periods ending on December 31, 2022)	One Year	Five Years	Ten Years
Return Before Taxes	(36.04)%	(2.44)%	3.00%
Return After-Taxes on Distributions	(37.09)%	(5.19)%	0.62%
Return After-Taxes on Distributions and Sale of Fund Shares	(20.54)%	(1.75)%	2.38%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	(17.73)%	6.69%	9.44%

	One Year	Five Years	Ten Years (or since inception (5/31/2013) for Institutional Class Shares)
Return Before Taxes - Class L Shares	(32.68)%	(2.02)%	2.93%
Return Before Taxes - Institutional Class Shares	(31.97)%	(1.02)%	2.93%

Average Annual Total Returns for the Growth Fund’s Class L Shares (for periods ending on December 31, 2022)	One Year	Five Years	Ten Years
Return Before Taxes	(26.74)%	4.00%	7.59%
Return After-Taxes on Distributions	(26.74)%	1.09%	5.78%
Return After-Taxes on Distributions and Sale of Fund Shares	(15.83)%	3.05%	6.09%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	(17.73)%	6.69%	9.44%

	One Year	Five Years	Ten Years (or since inception (5/31/2013) for Institutional Class Shares)
Return Before Taxes - Class A Shares	(30.23)%	3.83%	8.04%
Return Before Taxes - Institutional Class Shares	(25.97)%	5.06%	7.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns will vary by Share Class. Important information about the factors that affected each Fund’s performance for the past year is included the Funds most recent Annual Report for the year ended January 31, 2023.

Q: Are there Differences in the Target Funds’ and the Acquiring Funds’ Policies with Respect to Purchase and Redemption Policies and Procedures, Distributions and Exchange Policies and Procedures?

The purchase and redemption policies and procedures, distributions and exchange policies and procedures of each of the Funds are substantially similar. Complete information on the purchase, redemption and exchange policies and procedures can be found in Appendix E.

Q: If approved, when will the Reorganizations happen?

Each Reorganization will take place as soon as practicable following its approval by shareholders of the applicable Target Fund and is expected to close on or about August 25, 2023, or such other date as the parties may agree.

Q: What happens if a Reorganization is not approved by a Target Fund’s shareholders?

A Reorganization will not be consummated unless approved by shareholders of the applicable Target Fund. If a Reorganization is not approved, the applicable Target Fund will continue as a separate series of the Trust, and the Trust’s Board will consider what further actions, if any, may be in the best interests of such Target Fund and its shareholders, including, possibly, re-proposing the Reorganization, continuing to operate the Target Fund or liquidating the Target Fund.

Q: Is the approval or closing of a Reorganization conditioned on the approval or closing of one or more other Reorganizations?

No. Although each Reorganization is subject to certain closing conditions that must be satisfied or waived in order for the Reorganization to be completed, the approval or closing of a Reorganization is not conditioned on the approval or closing of any other Reorganization.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Target Fund.

Q: Who can vote on the proposal?

If you owned shares of a Target Fund at the close of business on June 20, 2023, you are entitled to vote those shares in connection with that Target Fund’s Reorganization, even if you are no longer a shareholder of the Target Fund.

Q: How do I vote my shares?

You can vote in one of four ways:

●	By internet (log on to the website listed on your proxy card)

●	By telephone (call the toll free number listed on your proxy card)

●	By mail (using the enclosed postage prepaid envelope)

●	At the joint special meeting of shareholders scheduled to occur on August 18, 2023 at 10:00 a.m. (Eastern Time).

The deadline for voting by telephone or internet is 11:59 p.m. (Eastern Time) on July 31, 2023. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet, or mail.

Q: How do I attend the Meeting on August 18, 2023?

Subject to certain requirements discussed below, shareholders may attend the Meeting in person or telephonically.

If, as of June 20, 2023, you were a holder of record of shares of a Target Fund (i.e., you held shares of the Target Fund in your own name directly with the Target Fund) and you would like to be provided with the conference call dial-in information to participate in the Meeting, you should email your full name and address to the proxy solicitor and include the Target Fund name(s) in the subject line. You will then be provided with the conference call dial-in information and instructions for voting during the Meeting. All requests to participate in the Meeting telephonically must be received no later than 5:00 p.m. (Eastern Time) on July 28, 2023. If you are a record holder of shares of the Target Fund and plan to attend the Meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the Meeting. Please call 1-800-544-6060 for information on how to obtain directions to be able to attend and vote at the Meeting.

If, as of June 20, 2023, you held shares of a Target Fund through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Target Fund name(s), the number of shares of a Target Fund you held and your name and email address.

If you would like to be provided with the conference call dial-in information and instructions for voting during the Meeting, you may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to the proxy solicitor’s web address with the Target Fund name(s) and “Legal Proxy” in the subject line. You will then be provided with the conference call dial-in information and instructions for voting during the Meeting. All requests to participate in the Meeting telephonically must be received no later than 5:00 p.m. (Eastern Time) on July 28, 2023. If you hold shares of a Target Fund through an intermediary and plan to attend and vote at the Meeting in person, you will be required to show a valid photo identification, your authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Meeting. As described above, you must contact your intermediary to obtain a legal proxy for your shares.

Q: Why should I vote?

Your vote is very important. We encourage you to return your vote as soon as possible. If your Target Fund does not receive enough votes, the Funds will have to spend money on additional mailings and solicit votes by telephone so that the Meeting can take place. In this event, you may receive telephone calls from your Target Fund’s proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q: Will Yorktown contact shareholders?

Yorktown or its agents may contact shareholders directly. Morrow Sodali Fund Solutions is the Target Funds’ proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have, and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

Q: Whom should I call if I have questions?

If you need assistance or have questions regarding the proposals or how to vote your shares, please call Morrow Sodali Fund Solutions, your Fund’s proxy solicitor, toll-free. Please have your proxy materials available when you call.

IV. PROPOSAL #1: REORGANIZATION OF THE YORKTOWN CAPITAL APPRECIATION FUND INTO THE YORKTOWN SMALL CAP FUND

V. PROPOSAL #2: REORGANIZATION OF THE YORKTOWN MASTER ALLOCATION FUND INTO THE YORKTOWN GROWTH FUND

Introduction. This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from shareholders of the Capital Appreciation Fund and the Master Allocation Fund (each a “Target Fund”) by and on behalf of the Board of Trustees of the Trust for use at the Meeting. The Small Cap Fund and the Growth Fund are “Acquiring Funds”.

Terms of the Proposed Reorganizations. Shareholders of the Capital Appreciation Fund and the Master Allocation Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization as it relates to their Fund. If approved by Fund shareholders, the Reorganizations are expected to occur on or around August 25, 2023, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the “Closing Date”). If the Agreement and Plan of Reorganization is not approved by the shareholders of the Capital Appreciation Fund or the shareholders of the Master Allocation Fund, the Board of Trustees of the Trust will consider what other action, if any, should be taken in the best interests of the Fund and its shareholders. Possible alternatives to the Reorganization may include re-proposing the Reorganization, the continued operation of the Fund or liquidating the Fund.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. You should read Appendix A for a more complete understanding of the Agreement and Plan of Reorganization.

●	Each Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund with an aggregate net asset value equal to the net asset value of the particular class of the Target Fund.

●	The assets and liabilities of each Target Fund and Acquiring Fund will be valued as of the close of regular trading on the New York Stock Exchange on the Closing Date, using the valuation policies and procedures of the Trust.

●	The shares of the particular Acquiring Fund received by the corresponding Target Fund will be distributed to the shareholders of such Target Fund in an amount equal to the aggregate net asset value of the Target Fund’s shares exchanged therefor, in full liquidation of the Target Fund.

●	As part of the Reorganization, each Target Fund’s affairs will be wound up, and the Target Funds will be liquidated under state law.

Each Reorganization requires approval by shareholders of the particular Target Fund and satisfaction of a number of other conditions. The Reorganizations may be terminated at any time under certain other circumstances.

Shares of the Acquiring Funds. If the Reorganization occurs, shareholders of each Target Fund will receive shares of the same class of the corresponding Acquiring Fund in an amount equal to the aggregate net asset value of the particular class of Target Fund shares exchanged therefor. The Acquiring Fund shares that a Target Fund shareholder will receive will have the following characteristics:

●	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares of the particular class of the Target Fund as of the business day before the closing of the Reorganization, as determined using the Trust’s valuation policies and procedures.

●	The procedures for purchasing and redeeming a shareholder’s shares will not change as a result of the Reorganization.

●	Shareholders will have voting and other rights the same as those they currently have, but as shareholders of the Acquiring Fund.

Accounting Survivor of Each Reorganization. The Board of Trustees of the Trust has determined that the survivor among the Funds for accounting and performance reporting purposes is each of the Acquiring Funds, that is, the Small Cap Fund and the Growth Fund.

VI. OTHER INFORMATION

Factors Considered by the Board of Trustees of the Trust

The Reorganization of each Target Fund into its particular Acquired Fund is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets. At Board meetings held on February 21, 2023 and May 3, 2023, all of the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganizations. They determined that each Reorganization was in the best interests of existing shareholders of the Capital Appreciation Fund and the Master Allocation Fund and that their interests would not be diluted as a result of the transaction contemplated by the Reorganizations.

Before approving the Agreement and Plan of Reorganization, the Trustees evaluated extensive information provide by management of the Trust and reviewed various factors about the Target Funds and the Acquiring Funds and the proposed Reorganizations. The Trustees considered the relative asset size of each Target Fund, including the benefits of combining the assets of each Target Fund into its corresponding Acquiring Fund to create a larger combined entity. The below table shows the net assets of each Fund as of January 31, 2023.

Fund	Net Assets as of January 31, 2023
Yorktown Capital Appreciation Fund	$9,236,875
Yorktown Growth Fund	$68,004,436
Yorktown Master Allocation Fund	$13,321,875
Yorktown Small Cap Fund	$35,864,048

If the Reorganizations were completed as of that date, the Growth Fund and the Small Cap Fund would have total assets of approximately $81,326,311 and $45,100,923, respectively.

The Trustees considered each Target Fund’s and each Acquired Fund’s relative advisory fees and total annual fund operating expenses. As a result of the larger asset size of each combined fund, the projected expense ratio of each Acquiring Fund is expected to be no higher than its current expense ratio following the Reorganization, considering the effect of fee waivers.

In addition, the Trustees considered the following in evaluating the Reorganizations:

●	Terms of the Reorganizations. The Trustees considered the reasonableness of the terms of the Agreement and Plan of Reorganization, in particular the transfer of all of the assets of each Target Fund in exchange for corresponding share classes of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of each class of the corresponding Target Fund, as described in this Prospectus/Proxy Statement. The Trustees also noted that no sales charges would be imposed on shareholders in connection with the Reorganizations and that each Target Fund’s shareholders would receive the same dollar value in the corresponding Acquiring Fund shares as their Target Fund shares immediately prior to the closing of the Reorganization, and that therefore there would be no dilution of shareholder interests.

●	Advisory Fees and Net Annual Fund Operating Expenses. The Trustees considered each Target Fund’s and each Acquired Fund’s relative advisory fees and total annual fund operating expenses, as follows:

The Reorganization of the Capital Appreciation Fund (Acquired Fund) into the Small Cap Fund (Acquiring Fund). The Trustees considered that the contractual advisory fee payable to Yorktown with respect to the Small Cap Fund is higher than the contractual advisory fee payable by the Capital Appreciation Fund, the corresponding Target Fund.

The Trustees noted that under the current expense structure, the total annual operating expense ratios for each class with respect to the Small Cap Fund are lower than the total annual operating expense ratios for the corresponding share classes of the Capital Appreciation Fund. The Trustees further considered that effective May 31, 2023, Yorktown will no longer contractually limit annual operating expenses for the Capital Appreciation Fund including but not limited to the advisory fees payable to Yorktown under the Investment Advisory Agreement. The Trustees noted that as a result, shareholders of the Capital Appreciation Fund would be subject to higher annual fund operating expenses after May 31, 2023. The Trustees further considered that the Small Cap Fund as the Acquiring Fund is expected to have lower annual fund operating expenses after the Reorganization compared to the Capital Appreciation Fund. The Trustees considered Yorktown’s determination that the Capital Appreciation Fund does not have viable options for growth in assets, and Yorktown is not willing to continue the fee limitation agreement beyond May 31, 2023. The Trustees also considered that Yorktown has absorbed, and will continue to absorb, operational expenses for the Small Cap Fund for the benefit of shareholders due to the contractual expense limitation agreement.

Reorganization of the Master Allocation Fund (Acquired Fund) into the Growth Fund (Acquiring Fund). As part of the analysis of the Funds’ overall fees, the Trustees noted that under the advisory fee structure with respect to the Master Allocation Fund, the advisory fee has two components: (i) a fee on Yorktown Fund assets (investments in affiliated Yorktown-advised funds) and (ii) a fee on other fund assets. The advisory fee payable for Yorktown Fund assets is 0.30% annually and the advisory fee for all other fund assets is 1.00% annually. With respect to the Growth Fund, the contractual advisory fee payable to Yorktown is 1.00% annually. The Trustees observed that the Master Allocation Fund’s investments on January 31, 2023 consisted of three Yorktown-advised funds, and the Fund pays an advisory fee to Yorktown at the annual rate of 0.30% for the Yorktown Fund assets. The contractual advisory fee that would be payable by the Master Allocation Fund is 1.00% of the Fund’s investments in other fund assets, rather than only in Yorktown Fund assets.

The Trustees considered that if the Reorganization was not approved by shareholders of the Master Allocation Fund, then the Fund would only be able to continue investment operations by investing in other fund assets since the Capital Appreciation Fund in which the Master Allocation Fund currently invests would either be merged into the Yorktown Small Cap Fund or would be liquidated if its Reorganization was not approved by shareholders. This would result in the advisory fee for the Master Allocation Fund increasing, since the advisory fee for other fund assets is 1.00% annually. Accordingly, it is not expected that the Master Allocation Fund would invest in other Yorktown Fund assets if the Reorganization is not approved by its shareholders, and the Board of Trustees would consider alternatives to the Reorganization including the liquidation of the Master Allocation Fund.

The Trustees further considered that under the current expense structure, the total annual operating expense ratios for each class of the Growth Fund are less than the total annual operating expense ratios of the corresponding share classes of the Master Allocation Fund (which is not subject to a contractual expense limitation agreement) and are expected to continue to be less after the Reorganization. The Trustees noted that the Adviser has absorbed, and will continue to absorb, operational expenses for the Growth Fund for the benefit of shareholders due to the contractual expense limitation agreement.

●	Determination as to the Economic Viability of the Target Funds. Yorktown as the Funds’ investment adviser has determined that, because of each Target Fund’s small size, relative underperformance and likely inability to attract significant assets in the foreseeable future, the Target Funds have limited prospects for future growth and are no longer economically viable to Yorktown over the long term. Yorktown has determined that it cannot continue to subsidize the Capital Appreciation Fund’s operating expenses indefinitely and believes that combining the Fund with another fund would improve the Fund’s viability and chances for success in the future. Without such subsidization, the Capital Appreciation Fund’s operating expenses would increase significantly, which Yorktown and the Board believes is not in the interest of shareholders. Yorktown further noted that given the relatively low assets and limited prospects for future growth of the Master Allocation Fund, operating expenses for the Fund would continue to be relatively high which would not be in the best interests of Fund shareholders.

●	Continuity of Investment Adviser and Certain Differences in Portfolio Managers. The Trustees considered that each Target Fund’s shareholders will experience continuity in advisory services because Yorktown is the current investment adviser to the Funds. However, the Trustees noted that the portfolio managers of the Capital Appreciation Fund will change, as the Small Cap Fund’s portfolio manager is employed by the Fund’s sub-adviser, Sapphire, and not by Yorktown as is the case with the Capital Appreciation Fund. The current portfolio managers of the Master Allocation Fund are the portfolio managers of the Growth Fund after the Reorganization.

●	Differences in the Funds’ Investment Objective, Principal Investment Strategies and Risks. The Trustees consider the differences in the investment objective, principal investment strategies and risks of the Target Funds as compared to the Acquiring Funds. The Trustees determined that the differences were reasonable in relation to the advisory services provided. The Trustees considered the differences in the composition of each Funds’ portfolio securities.

●	Comparative Fund Performance. The Trustees considered Fund comparative performance information, including the overall performance results of the Target Funds and the Acquiring Funds during the past 10 calendar years or the life of the Fund. The Trustees noted that for the years ended December 31, 2020, 2021 and 2022, the Acquiring Funds performed better than the corresponding Target Funds.

●	Economies of Scale. The Trustees considered that the larger asset size of the combined funds may in the future provide operational efficiencies and economies of scale which may benefit shareholders.

●	Expenses Relating to the Reorganization. The Trustees noted that the Target Funds and the Acquired Funds will bear the direct costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Prospectus/Proxy Statement and the cost of copying, printing, and mailing proxy materials. Yorktown believes that the Funds’ bearing the costs of the Reorganizations is reasonable because the Funds will benefit from operational efficiencies due to the combined assets of the Acquiring Funds and the Target Funds.

●	Tax-Free Reorganizations. The Trustees considered that the Reorganizations are expected to be tax-free transactions for Federal income tax purposes.

●	Conflicts of Interest. The Trustees noted that Yorktown receives a percentage of assets under management as an advisory fee for the Funds and therefor may have an incentive to increase assets under management.

After reviewing the foregoing factors, the Trustees of the Trust, in their business judgment, determined that the Reorganizations are in the best interests of each Target Fund’s shareholders. The Trustees of the Trust have also approved the Agreement and Plan of Reorganization.

U.S. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Practus, LLP will deliver to the Acquiring Funds and the Target Funds an opinion, and the closing of the Reorganizations will be conditioned on receipt of such an opinion, substantially to the effect that, while the matter is not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

●	Each Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and each of the Target Funds and the Acquiring Funds will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	Under Code Section 361, no gain or loss will be recognized by the Target Funds (i) upon the transfer of each Target Fund’s assets to its corresponding Acquiring Fund in exchange for shares of each corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of the known liabilities of each class of its corresponding Target Fund or (ii) upon the distribution of shares of each Target Fund by the corresponding Acquiring Fund to its shareholders in liquidation;

●	Under Code Section 354, no gain or loss will be recognized by shareholders of each Target Fund upon the exchange of all of their Target Fund shares for shares of the corresponding Acquiring Fund in the Reorganizations;

●	Under Code Section 358, the aggregate tax basis of shares of each Acquiring Fund to be received by each Target Fund shareholder in exchange for his or her Fund shares in the Reorganizations will be the same as the aggregate tax basis of each Target Fund shares exchanged therefor;

●	Under Section 1223(1) of the Code, the Target Funds’ shareholder’s holding period for shares of the corresponding Acquiring Fund to be received pursuant to the Reorganizations will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

●	Under Code Section 1032, no gain or loss will be recognized by the Acquiring Funds upon receipt of the assets of the corresponding Target Fund pursuant to the Reorganization in exchange for the assumption by the Acquiring Fund of the known liabilities of each class of the corresponding Target Fund and issuance of shares of the Acquiring Fund;

●	Under Code Section 362(b), the tax basis of the assets that each Target Fund acquires from its corresponding Acquiring Fund in the Reorganizations will be the same as the Target Fund’s tax basis of such assets immediately prior to such transfer;

●	Under Code Section 1223(2), the holding period for the assets that each Acquiring Fund receives from the corresponding Target Fund in the Reorganization will include the periods during which such assets were held by the Target Fund; and

●	Each Acquiring Fund will succeed to and take into account all items of tits corresponding Target Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

The opinion of Practus LLP will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with Practus’ opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganizations were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of each Target Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Target Fund shares and the fair market value of the shares of the corresponding Acquiring Fund he or she received in the Reorganizations.

Although the Reorganizations are expected to be tax-free for shareholders, each Target Fund may make one or more distributions to shareholders prior to the closing of the Reorganizations. Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S., and other tax laws.

Form of Organization. The Trust is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public. The Trust is organized as a Massachusetts business trust and is governed by its Declaration of Trust, as amended, and its By-laws, as amended, under applicable Massachusetts and federal laws. Each of the Funds are separate series of the Trust. Each Fund is classified as a diversified fund under the 1940 Act.

Service Providers. The following table identifies certain of the service providers for the Funds, prior to and following the proposed Reorganizations. The address of the Distributor is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

(All Funds)
Distributor:	Ultimus Fund Distributors, LLC
Administrator, Fund Accountant and Transfer Agent:	Ultimus Fund Solutions, LLC
Custodian:	Huntington Bank, N.A.
Independent Registered Public Accountant:	Cohen & Company, Ltd.

Comparison of Sales Load and Distribution Arrangements. The sales loads and distribution arrangements of each of the Funds are identical, except that Class A Shares of the Master Allocation Fund may bear a maximum 12b-1 fee of 0.25% annually, while the Growth Fund’s Class A Shares have no 12b-1 fee. Complete information on the sales load and distribution arrangements can be found in Appendix E.

Comparison of Purchase, Redemption and Exchange Policies and Procedures. The purchase, redemption and exchange policies and procedures of each of the Funds are substantially similar. Complete information on the purchase, redemption and exchange policies and procedures can be found in Appendix E.

Financial Intermediary Compensation. If you purchase shares of the Acquired Fund(s) through a broker-dealer or other financial intermediary (such as a bank), the Fund(s) and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Complete information on the financial intermediary compensation can be found in Appendix E.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example shown under the section “Comparison of Fees and Expenses” of each Proposal affect each Fund’s performance. During the fiscal year ended January 31, 2023, the portfolio turnover rate for each fund is noted in the following table:

Fund	Portfolio Turnover
Yorktown Capital Appreciation Fund	130%
Yorktown Growth Fund	78%
Yorktown Master Allocation Fund	35%
Yorktown Small Cap Fund	110%

Effect of the Repositioning of the Target Fund’s Assets

In connection with the Reorganization, the portfolio holdings of each Target Fund will be “repositioned” which means certain of the current portfolio securities of the Target Funds will be sold. In connection with the repositioning, 100% and approximately 61% of the Master Allocation Fund’s and the Capital Appreciation Fund’s securities are expected to be sold. The cost of the repositioning consists of brokerage commissions, which will be borne by Fund shareholders. These costs are expected to be $0 for the Master Allocation Fund and $4,157 for the Capital Appreciation Fund (representing 0.045% of its net assets), inclusive of brokerage costs. The tax impact of the repositioning includes $3,910,024 and $(357,009) in (realized gains or losses) for the Master Allocation Fund and Capital Appreciation Fund, respectively.

Each Target Fund’s (the Master Allocation Fund and the Capital Appreciation Fund) capital loss carryforwards as of January 31, 2023 are not subject to an expiration date and would be held in the Acquiring Fund (the Growth Fund and the Small Cap Fund, respectively) to be utilized subject to Internal Revenue Code requirements as calculated at the time of the Reorganization. The impact of the repositioning would be $357,009 in losses for the Capital Appreciation Fund. At January 31, 2023, the Capital Appreciation Fund had $3,899,778 in short-term capital loss carryforwards and the Master Allocation Fund had $220,465 in short-term capital loss carryforwards and $543,129 in long-term capital loss carryforwards.

Existing and Pro Forma Capitalization. The following tables show on an unaudited basis as of January 31, 2023: (i) the capitalization of each Target Fund and its corresponding Acquiring Fund and (ii) on an unaudited basis as of January 31, 2023, the pro forma capitalization of each Acquiring Fund, as adjusted giving effect to the proposed Reorganization.

Class A Shares	Capital Appreciation Fund	Small Cap Fund	Pro Forma Adjustments	The Yorktown Small Cap Fund Pro Forma Combined*
Net asset value	$1,302,237	$826,503	$0	$2,128,740
Shares outstanding	60,462	58,529	0	150,755
Net asset value per share	$21.54	$14.12	$0	$14.12

Class A Shares	Master Allocation Fund	Growth Fund	Pro Forma Adjustments	The Yorktown Growth Fund Pro Forma Combined*
Net asset value	$2,324,545	$7,511,041	$0	$9,835,586
Shares outstanding	145,803	494,838	0	647,970
Net asset value per share	$15.94	$15.18	$0	$15.18

*	Assumes the Reorganization was consummated on January 31, 2023 and is for information purposes only.

Class L Shares	Capital Appreciation Fund	Small Cap Fund	Pro Forma Adjustments	The Yorktown Small Cap Fund Pro Forma Combined*
Net asset value	$5,763,345	$3,600,741	$0	$9,364,086
Shares outstanding	286,972	269,684	0	701,395
Net asset value per share	$20.08	$13.35	$0	$13.35

Class L Shares	Master Allocation Fund	Growth Fund	Pro Forma Adjustments	The Yorktown Growth Fund Pro Forma Combined*
Net asset value	$5,582,235	$28,537,326	$0	$34,119,561
Shares outstanding	414,497	2,810,733	0	3,360,707
Net asset value per share	$13.47	$10.15	$0	$10.15

*	Assumes the Reorganization was consummated on January 31, 2023 and is for information purposes only.

Institutional Shares	Capital Appreciation Fund	Small Cap Fund	Pro Forma Adjustments	The Yorktown Small Cap Fund Pro Forma Combined*
Net asset value	$2,171,293	$31,436,804	$0	$33,608,097
Shares outstanding	96,867	2,190,063	$0	$2,341,373
Net asset value per share	$22.42	$14.35	$0	$14.35

Institutional Shares	Master Allocation Fund	Growth Fund	Pro Forma Adjustments	The Yorktown Growth Fund Pro Forma Combined*
Net asset value	$5,415,095	$29,703,579	$0	$35,118,674
Shares outstanding	299,872	1,802,766	$0	$2,131,352
Net asset value per share	$18.06	$16.48	$0	$16.48

*	Assumes the Reorganization was consummated on January 31, 2023 and is for information purposes only.

The capitalization of each Target Fund, and consequently the pro forma capitalization of each Acquiring Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of each Target Fund prior to the completion of the Reorganization.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE YORKTOWN CAPITAL APPRECIATION FUND AND YORKTOWN MASTER ALLOCATION FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

VII. VOTING INFORMATION

Record Date. The Board of Trustees of Trust has fixed the close of business on June 20, 2023 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

As of the Record Date, the number of outstanding shares of the Capital Appreciation Fund and the Master Allocation Fund entitled to vote was 444,735.482, and 857,800.474, respectively. All full shares are entitled to one vote, with proportional voting for fractional shares.

5% Shareholders. As of the Record Date, the Trustees and officers of the Trust, in the aggregate, owned of record or beneficially 11.65% and 4.54% of the outstanding shares of the Capital Appreciation Fund and the Master Allocation Fund, respectively. As of the Record Date, the following shareholders owned of record or beneficially five percent or more of each of the Target Funds:

YORKTOWN CAPITAL APPRECIATION FUND
Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Class A Shares	Sharon Hansen P.O. Box 117 Fillmore, UT 84631	5.72%	Beneficial
Class A Shares	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.42%	Record
Class A Shares	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	17.39%	Record
Class L Shares	Thomas M and Mary Weaver Trust 85 Jasmine Creek Drive Corona Del Mar, CA 92625	6.18%	Beneficial
Class L Shares	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.14%	Record
Class L Shares	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.66%	Record
Institutional Class Shares	Yorktown Master Allocation Fund 106 Annjo Court, Suite A Forest, VA 24551	23.86%	Beneficial
Institutional Class Shares	NFS 499 Washington Blvd. Jersey City, NJ 07310	15.13%	Record
Institutional Class Shares	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.88%	Record

YORKTOWN MASTER ALLOCATION FUND
Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Class A Shares	Raymond James Omnibus Account 880 Carillon Pkwy. St. Petersburg, FL 33746	6.08%	Record
Class A Shares	NFS LLC FEBO 499 Washington Blvd. Jersey City, NJ 07310	6.77%	Record
Class A Shares	LPL Financial 4707 Executive Drive San Diego, CA 92121	8.75%	Record
Class A Shares	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	30.32%	Record
Class L Shares	LPL Financial 4707 Executive Drive San Diego, CA 92121	8.66%	Record
Class L Shares	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.98%	Record
Class L Shares	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	30.28%	Record
Institutional Class Shares	Yorktown Management & Research Company, Inc. 106 Annjo Court, Suite A Forest, VA 24551	11.66%	Record
Institutional Class Shares	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.23%	Record

Required Vote for the Proposal

Quorum; Adjournments. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each of the Target Funds entitled to vote is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve the Reorganization(s) are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of the Reorganization(s) in favor of such an adjournment as to the Reorganization(s) and will vote those proxies received that voted against the Reorganization(s) against any such adjournment.

The vote of a majority of the outstanding shares of each of the Target Funds entitled to vote is required to approve its Reorganization.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the Reorganization. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the Reorganization, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the Reorganizations. If shareholders of the each of the Target Funds do not approve its Reorganization, the Board of Trustees of the Trust may consider possible alternative arrangements in the best interests of the each of the Target Funds and its shareholders.

Voting Process. Shareholders can vote in either of the following ways:

●	By mail, by filling out and returning the enclosed proxy card;

●	By automated telephone service (call the toll-free number listed on your proxy card);

●	By voting through the Internet (at the address listed on your proxy card); or

●	In person at the Meeting.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Costs of Reorganizations. The Target Funds and the Acquired Funds will bear the direct costs associated with the Reorganizations, Special Meeting of Fund shareholders, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Prospectus/Proxy Statement and the cost of copying, printing, and mailing proxy materials. The Reorganization costs borne by the Funds are to be apportioned as follows: 100% of the costs of the Reorganization of the Capital Appreciation Fund into the Small Cap Fund are to be borne equally by each such Fund, and 100% of the costs of the Reorganization of the Master Allocation Fund into the Growth Fund are to be borne equally by each such Fund. Yorktown believes that the Funds’ bearing the costs of the Reorganizations is reasonable because the Funds will benefit from operational efficiencies due to the combined assets of the Acquiring Funds and the Target Funds. The one-time direct expenses of each Reorganization is estimated to be approximately $32,000 in the aggregate for legal costs, audit-related costs, accounting and tax services, and costs associated with proxy solicitation, printing, and mailing. Shareholders of Target Funds will bear the cost of any brokerage fees and expenses incurred as a result of any selling of securities held by the Target Fund prior to or in connection with its Reorganization. Each of the Funds will pay its proportional share of all the expenses of the Reorganizations, even in the event that the one or both Reorganizations is not consummated.

The Trust has retained Morrow Sodali Fund Solutions to solicit proxies for the Meeting. Morrow Sodali Fund Solutions is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $13,000 and will be paid by the Funds as a cost of the Reorganizations, as discussed in the preceding paragraph.

Other Business. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Target Funds intends to present or knows that others will present is the Proposals to approve the Agreement and Plan of Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

VIII. FINANCIAL STATEMENTS AND EXPERTS

The Annual Report to Shareholders of the Trust relating to the Yorktown Funds for the year ended January 31, 2023, including the financial statements and financial highlights, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, and are incorporated herein by reference.

The Yorktown Funds financial statements and financial highlights for each of the two years in the period ended January 31, 2022 were audited by predecessor independent auditors, and the Yorktown Funds financial statements and financial highlights for each of the two years in the period ended January 31, 2020 were audited by other independent auditors. The financial statements and financial highlights are incorporated herein by reference.

IX. LEGAL MATTERS

Certain legal matters concerning the issuance of shares of each of the Acquired Funds will be passed upon by Practus LLP.

X. INFORMATION FILED WITH THE SEC

Additional information about each of the Acquired Funds is included in the Statement of Additional Information dated May 31, 2023, relating to this Prospectus/Proxy Statement, which has been filed with the SEC under the Securities Act of 1933. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge by calling 1-800-544-6060.

Proxy material, reports, proxy and information statements, registration statements and other information filed by the Trust can be inspected and copied (for a duplication fee) at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 or by calling 1-202-551-8090. You may also access reports and other information about the Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of July 7, 2023, by and among American Pension Investors Trust American Pension Investors Trust, a Massachusetts business trust with its principal place of business at 106 Annjo Court, Suite A Forest, VA 24551, on behalf of its series, Yorktown Small Cap Fund and the Yorktown Growth Funds (the “Acquiring Funds”) and Yorktown Capital Appreciation Fund and Yorktown Master Allocation Fund (the “Target Funds”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Target Funds to the Acquiring Funds in exchange solely for shares of beneficial interest of the Acquiring Funds (the “Acquiring Funds Shares”), the assumption by the Acquiring Funds of the liabilities of the Target Funds described in paragraph 1.3, and the distribution of the Acquiring Funds Shares to the shareholders of the Target Funds in complete liquidation of the Target Funds as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Target Funds and the Acquiring Funds are series of open-end, registered investment companies of the management type and the Target Funds owns securities which generally are assets of the character in which the Acquiring Funds is permitted to invest; and

WHEREAS, the Board of Trustees of the Acquiring Funds has determined that the exchange of all of the assets of the Target Funds for Acquiring Funds Shares and the assumption of the liabilities of the Target Funds, as described in paragraphs 1.2 and 1.3 herein, by the Acquiring Funds are in the best interests of the Acquiring Funds and its shareholders and that the interests of the existing shareholders of the Acquiring Funds would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Target Funds has determined that the exchange of all of the assets of the Target Funds for Acquiring Funds Shares and the assumption of the liabilities of the Target Funds by the Acquiring Funds, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Target Funds and its shareholders and that the interests of the existing shareholders of the Target Funds would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUNDS TO THE ACQUIRING FUNDS IN EXCHANGE FOR THE ACQUIRING FUNDS SHARES, THE ASSUMPTION OF ALL TARGET FUNDS LIABILITIES AND THE LIQUIDATION OF THE TARGET FUNDS

1.1. Subject to the requisite approval of the Target Funds shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Funds agrees to transfer all of the Target Funds’ assets, as set forth in paragraph 1.2, to the Acquiring Funds, and the Acquiring Funds agrees in exchange therefor: (i) to deliver to the Target Funds the number of full and fractional Acquiring Funds Shares determined by dividing the value of the Target Funds’ net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Funds Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Target Funds, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Target Funds to be acquired by the Acquiring Funds shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Funds and any deferred or prepaid expenses shown as an asset on the books of the Target Funds on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Target Funds will endeavor to discharge all its liabilities and obligations prior to the Closing Date. The Acquiring Funds shall assume all the liabilities of the Target Funds whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Target Funds will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Target Funds will distribute to the Target Funds’ shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within the class, the Acquiring Funds Shares of the class received by the Target Funds pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Target Funds will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the class of the Target Funds’ shares, by the transfer of the Acquiring Funds Shares then credited to the account of the Target Funds on the books of the Acquiring Funds to open accounts on the share records of the Acquiring Funds in the names of the shareholders of record of the class of the Target Funds’ shares, determined as of immediately after the close of business on the Closing Date (the “Target Funds Shareholders”). The aggregate net asset value of Acquiring Funds Shares to be so credited to shareholders of shares of the Target Funds shall, with respect to each class, be equal to the aggregate net asset value of the Target Funds of such class owned by such shareholders on the Closing Date. All issued and outstanding Target Funds shares will simultaneously be canceled on the books of the Target Funds, although share certificates representing interests in shares of the Target Funds will represent a number of shares of the class of Acquiring Funds Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Funds shall not issue certificates representing the Acquiring Funds Shares in connection with such exchange.

1.5. Ownership of Acquiring Funds Shares will be shown on the books of the Acquiring Funds’ transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Target Funds including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Funds.

2. VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Funds, and valuation procedures established by the Acquiring Funds’ Board of Trustees.

2.2. The net asset value of Acquiring Funds Shares shall be the net asset value per share computed with respect to each class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Funds’ then-current prospectus and statement of additional and valuation procedures established by the Acquiring Funds’ Board of Trustees.

2.3. The number of the Acquiring Funds Shares to be issued (including fractional shares, if any) in exchange for the Target Funds’ assets shall be determined with respect to each class by dividing the value of the net assets with respect to such class’ shares of the Target Funds, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Funds Shares of the class, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Target Funds’ designated record keeping agent and shall be subject to review by Acquiring Funds’ record keeping agent and by each Fund’s respective independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be August 25, 2023 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Funds or at such other time and/or place as the parties may agree.

3.2. The Target Funds shall direct Huntington National Bank, as custodian for the Target Funds (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Funds within two business days prior to or on the Closing Date. The Target Funds’ portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Funds no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Target Funds as of the Closing Date for the account of the Acquiring Funds duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Target Funds’ Assets are deposited, the Target Funds’ portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Target Funds shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Target Funds shall direct Ultimus Asset Services, LLC (the “Transfer Agent”), on behalf of the Target Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Funds shareholders and the number and percentage ownership of outstanding shares owned by such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver a confirmation evidencing the Acquiring Funds Shares to be credited on the Closing Date to the Secretary of the Target Funds, or provide evidence satisfactory to the Target Funds that such Acquiring Funds Shares have been credited to the Target Funds’ account on the books of the Acquiring Funds. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Funds or the Target Funds shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Target Funds or the Board of Trustees of the Acquiring Funds, accurate appraisal of the value of the net assets of the Acquiring Funds or the Target Funds is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Funds in a written instrument executed by an officer of the American Pension Investors Trust, on behalf of the Target Funds, represents and warrants as follows:

(a) The Target Funds is duly organized as a series of the American Pension Investors Trust, which is a statutory trust, validly existing and in good standing under the laws of the State of Massachusetts, with power under the American Pension Investors Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The American Pension Investors Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Target Funds under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Target Funds and each prospectus and statement of additional information of the Target Funds used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Target Funds will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Funds will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds;

(f) The Target Funds is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the American Pension Investors Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the American Pension Investors Trust, on behalf of the Target Funds, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the American Pension Investors Trust, on behalf of the Target Funds, is a party or by which it is bound;

(g) All material contracts or other commitments of the Target Funds (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Target Funds prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by American Pension Investors Trust, on behalf of the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Funds or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The American Pension Investors Trust, on behalf of the Target Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Funds at January 31, 2023, have been audited by Cohen & Company, Ltd. , an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of the Target Funds as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Target Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since January 31, 2023, there has not been any material adverse change in the Target Funds’ financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds (for the purposes of this subparagraph (j), a decline in net asset value per share of the Target Funds due to declines in market values of securities in the Target Funds’ portfolio, the discharge of Target Funds liabilities, or the redemption of Target Funds shares by shareholders of the Target Funds shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Funds required by law to have been filed by such date (including any extensions) shall have been filed and are, or will be, correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Target Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Funds has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Target Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Target Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Funds, as provided in paragraph 3.3. The Target Funds does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Funds, nor is there outstanding any security convertible into any of the Target Funds shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the American Pension Investors Trust, on behalf of the Target Funds, and, subject to the approval of the shareholders of the Target Funds, this Agreement will constitute a valid and binding obligation of the Target Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the American Pension Investors Trust, on behalf of the Target Funds, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Target Funds (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Target Funds, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Funds for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Target Funds in a written instrument executed by an officer of the American Pension Investors Trust, the American Pension Investors Trust, on behalf of the Acquiring Funds, represents and warrants to the Trust as follows:

(a) The Acquiring Funds is duly organized as a series of the American Pension Investors Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with power under the American Pension Investors Trust’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) American Pension Investors Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Funds under the 1933 Act, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Funds will have good and marketable title to the Acquiring Funds’ assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Funds has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Funds is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the American Pension Investors Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Pension Investors Trust, on behalf of the Acquiring Funds, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Funds, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by American Pension Investors Trust, on behalf of the Target Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Pension Investors Trust, on behalf of the Acquiring Funds, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. American Pension Investors Trust, on behalf of the Acquiring Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Funds at January 31, 2023, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Target Funds) present fairly, and in all materials respects, the financial condition of the Acquiring Funds as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since January 31, 2023, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Funds. (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Funds due to declines in market values of securities in the Acquiring Funds’ portfolio, the discharge of Acquiring Funds liabilities, or the redemption of Acquiring Funds Shares by shareholders of the Acquiring Funds, shall not constitute a material adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds’ knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Funds has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding shares of the Acquiring Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Acquiring Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquiring Funds, as provided in paragraph 3.3. The Acquiring Funds does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Funds Shares, nor is there outstanding any security convertible into any Acquiring Funds Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of American Pension Investors Trust, on behalf of the Acquiring Funds, and this Agreement will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Funds Shares to be issued and delivered to the Target Funds, for the account of the Target Funds shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Funds Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by American Pension Investors Trust, on behalf of the Acquiring Funds, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) That insofar as it relates to the Acquiring Funds, the Registration Statement relating to the Acquiring Funds Shares issuable hereunder, and the proxy materials with respect to the Target Funds to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Funds for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Acquiring Funds Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Acquiring Funds will, within a commercially reasonable amount of time, inform the Target Funds.

5. COVENANTS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS

5.1. The Acquiring Funds and the Target Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Target Funds will call a meeting of the shareholders of the Target Funds to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Target Funds covenant that the Acquiring Funds Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Target Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Target Funds’ shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Funds and the Target Funds will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Target Funds will provide the Acquiring Funds with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Funds (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Target Funds to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Target Funds will make a liquidating distribution to its shareholders consisting of the Acquiring Funds Shares received at the Closing.

5.8. The Acquiring Funds and the Target Funds shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The American Pension Investors Trust, on behalf of the Target Funds, covenants that the American Pension Investors Trust will, from time to time, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as American Pension Investors Trust, on behalf of the Acquiring Funds, may reasonably deem necessary or desirable in order to vest in and confirm (a) the American Pension Investors Trust, on behalf of the Target Fund’s, title to and possession of the Acquiring Funds Shares to be delivered hereunder, and (b) American Pension Investors Trust’s, on behalf of the Acquiring Funds’, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS

The obligations of American Pension Investors Trust, on behalf of the Target Funds, to consummate the transactions provided for herein shall be subject, at the American Pension Investors Trust’s election, to the performance by American Pension Investors Trust, on behalf of the Acquiring Funds, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of American Pension Investors Trust, on behalf of the Acquiring Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. American Pension Investors Trust, on behalf of the Acquiring Funds shall have delivered to the American Pension Investors Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the American Pension Investors Trust and dated as of the Closing Date, to the effect that the representations and warranties of American Pension Investors Trust, on behalf of the Acquiring Funds, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the American Pension Investors Trust shall reasonably request;

6.3. American Pension Investors Trust, on behalf of the Acquiring Funds, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by American Pension Investors Trust, on behalf of the Acquiring Funds, on or before the Closing Date; and

6.4. The Target Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Funds Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of American Pension Investors Trust, on behalf of the Acquiring Funds, to complete the transactions provided for herein shall be subject, at the American Pension Investors Trust’s election, to the performance by the American Pension Investors Trust, on behalf of the Target Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the American Pension Investors Trust, on behalf of the Target Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The American Pension Investors Trust, on behalf of the Target Funds shall have delivered to American Pension Investors Trust, on behalf of the Acquiring Funds, a statement of the Target Funds’ assets and liabilities, as of the Closing Date, certified by the Treasurer of the American Pension Investors Trust;

7.3. The American Pension Investors Trust, on behalf of the Target Funds shall have delivered to American Pension Investors Trust, on behalf of the Acquiring Funds, on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to American Pension Investors Trust and dated as of the Closing Date, to the effect that the representations and warranties of the American Pension Investors Trust, on behalf of the Target Funds, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Pension Investors Trust shall reasonably request;

7.4. The American Pension Investors Trust, on behalf of the Target Funds, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the American Pension Investors Trust, on behalf of the Target Funds, on or before the Closing Date;

7.5. The Target Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Funds Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6. The Target Funds shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the American Pension Investors Trust, on behalf of the Target Funds, or American Pension Investors Trust, on behalf of the Acquiring Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Funds in accordance with the provisions of the American Pension Investors Trust Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to American Pension Investors Trust. Notwithstanding anything herein to the contrary, neither American Pension Investors Trust, on behalf of the Acquiring Funds, nor the American Pension Investors Trust, on behalf of the Target Funds, may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by American Pension Investors Trust, on behalf of the Acquiring Funds, or the American Pension Investors Trust, on behalf of the Target Funds, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Target Funds, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of Practus, LLP, addressed to American Pension Investors Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Practus, LLP of representations it shall request of the American Pension Investors Trust. Notwithstanding anything herein to the contrary, American Pension Investors Trust may not waive the condition set forth in this paragraph 8.5.

In addition, with respect to the Acquiring Funds, American Pension Investors Trust shall have received on the Closing Date an opinion from Practus, LLP, counsel to the Acquiring Funds, dated as of the Closing Date, in a form reasonably satisfactory to the Target Funds, covering the following points:

(a) American Pension Investors Trust is validly existing in good standing under the laws of Massachusetts, and has the statutory trust power and authority under the Declaration of Trust and the laws of Massachusetts to execute, deliver and perform its obligations under the Agreement. Under the laws of Massachusetts and the Declaration of Trust, American Pension Investors Trust has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Declaration of Trust.

(b) The Acquiring Funds has been duly established as a separate series of American Pension Investors Trust under the Declaration of Trust the laws of Massachusetts.

(c) The Acquiring Funds is a series of an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d) The execution and delivery of the Agreement and the consummation by American Pension Investors Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of American Pension Investors Trust under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of American Pension Investors Trust, the Agreement has been duly executed and delivered by American Pension Investors Trust. The Agreement constitutes a legal, valid and binding agreement of American Pension Investors Trust, enforceable against American Pension Investors Trust, in accordance with its terms.

(e) Assuming that a consideration of not less than the net asset value of the Acquiring Funds Shares has been paid, the Acquiring Funds Shares to be issued and delivered to the Target Funds on behalf of the Target Funds Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Funds has any statutory preemptive rights in respect thereof.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of American Pension Investors Trust’ Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which American Pension Investors Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which American Pension Investors Trust or the Acquiring Funds is a party or by which it is bound.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Massachusetts is required for consummation by American Pension Investors Trust and the Acquiring Funds of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be, in the opinion of Practus, LLP and with the consent of the Acquiring Funds, appropriate to render the opinions expressed therein.

9. BROKERAGE FEES AND EXPENSES

9.1. American Pension Investors Trust represent and warrant on behalf of the Acquiring Funds and the Target Funds that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring and Acquired Funds will pay 100% of the expenses of the Reorganization, allocated equally to each Acquiring and Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Funds’ prospectus and the Target Funds’ proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Acquiring Funds or the Target Funds, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the parties; provided, however, that following the meeting of the shareholders of the Target Funds called by the American Pension Investors Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Funds Shares to be issued to the Target Funds Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

American Pension Investors Trust

106 Annjo Court, Suite A

Forest, VA 24551

Attn: President

With a copy to:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Funds or the corporate property of the Acquiring Funds, as the case may be, as provided in Declarations of Trust of the American Pension Investors Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:	American Pension Investors Trust on behalf of the Yorktown Capital Appreciation Fund

Name:	/s/ David D. Basten
David D. Basten, President

By:	American Pension Investors Trust on behalf of the Yorktown Small Cap Fund

Name:	/s/ David D. Basten
David D. Basten, President

By:	American Pension Investors Trust on behalf of the Yorktown Master Allocation Fund

Name:	/s/ David D. Basten
David D. Basten, President

By:	American Pension Investors Trust on behalf of the Yorktown Growth Fund

Name:	/s/ David D. Basten
David D. Basten, President

APPENDIX B: PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

The Yorktown Capital Appreciation Fund

The Yorktown Capital Appreciation Fund invests in securities that in the opinion of Yorktown Management & Research Company, Inc. (the “Adviser”), offer the opportunity for high current income, as well as growth of capital and income.

The Capital Appreciation Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); ETFs; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Attractive investments are securities that have been identified by the Adviser as trading below their current intrinsic value and that possess fundamental attributes that, in the Adviser’s opinion, indicate significant long-term growth and income potential. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Capital Appreciation Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETFs in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETFs, the Capital Appreciation Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Capital Appreciation Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

The Yorktown Small Cap Fund

The Fund seeks to achieve its investment objective by investing in U.S. listed securities with market capitalization within the range of the targeted benchmark, the Russell 2000 Total Return Index. Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of any borrowings for investment purposes) in small cap companies. At any given time, the Fund may hold up to 15% of its assets in American Depositary Receipts (ADRs). Typically, the Fund invests in approximately 40-60 stocks that pass Sapphire Star Capital LLC’s (the “Sub-Adviser” or the “Fund’s Investment Manager”) stringent quantitative and fundamental criteria.

The Fund’s Investment Manager believes that the Fund is best able to achieve long-term capital appreciation through investments in securities of a core group of businesses and to hold such securities for the long term. The Fund will invest in listed marketable securities, generally, but not exclusively, equity and equity related securities that are traded on U.S. exchanges.

In selecting securities for the Fund, the Fund’s Investment Manager utilizes a quantitative fundamental approach combined with a robust risk/reward assessment to consistently identify securities with asymmetrically favorable profiles, which it believes are inefficiently priced by the market relative to their potential upside.

Generally, in determining whether to sell a security, the Fund’s Investment Manager uses the same type of analysis that it uses in buying securities. For example, the Fund’s Investment Manager may sell a security if it deteriorates in its multi factor fundamental model, drops out of the top tier reward/risk ratio rankings, or is believed to have excess risk. The Fund’s Investment Manager may also sell a security to reduce the Fund’s holding in that security, take advantage of more attractive investment opportunities, or to raise cash.

The Yorktown Master Allocation Fund

The Master Allocation Fund invests its assets in a variety of equity and debt securities. The Fund also invests in the securities of other open-end mutual funds managed by the Adviser (each a “Yorktown Fund” and, collectively, the “Yorktown Funds”), but reserves the right to invest Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Fund’s investment objective. The Adviser does not presently intend to invest Fund assets in individual equity or debt securities. Rather, the Fund seeks to gain exposure to those asset classes through investments in the Yorktown Funds or other Underlying Funds (defined below). In seeking to take advantage of current or expected market conditions and/or to manage risk, the Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund, either directly or indirectly through investments in Underlying Funds, may purchase many types of securities, including, among others:

■	Common stock of U.S. and foreign issuers and other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements;

■

Securities issued by investment companies, such as open-end mutual funds (including the Yorktown Funds), exchange-traded funds, closed-end funds, business development companies, unit investment trusts, private investment companies (hedge funds) and foreign investment companies (“Underlying Funds”);

■

Long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. government securities, corporate bonds, and commercial paper), including investments rated below investment grade, commonly known as “junk bonds;”

■

ETFs, including exchange traded funds and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or benchmark (“ETFs”);

■	Real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate;

When investing in an Underlying Fund, the Adviser considers, among other things, the Underlying Fund’s past performance and its investment objectives and policies, the investment style, reputation and quality of its investment adviser and the Underlying Fund’s size and cost structure. The Adviser selects ETFs in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments through investments in Underlying Funds and ETFs, the Fund may have significant exposure to foreign securities, including emerging market securities, Small Cap securities, high yield securities, equity-based, income producing securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund in a variety of circumstances, such as: when an investment no longer appears to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

To the extent that the Fund invests in one or more Yorktown Funds, the Adviser will be receiving investment advisory fees from the Fund and from the Yorktown Fund(s) in which the Adviser has invested.

The Yorktown Growth Fund

The Growth Fund invests in securities that, in the opinion of the Adviser, offer the opportunity for growth of capital.

The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by investment companies (“Underlying Funds”). Underlying Funds include securities issued by investment companies such as open-end mutual funds, closed-end funds, business development companies (“BDC’s”), unit investment trusts, private investment companies (hedge funds) and foreign investment companies The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in Exchange Traded Funds (“ETFs”), including ETFs that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Growth Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

APPENDIX C: PRINCIPAL RISKS OF INVESTING IN THE FUNDS

General Risks. There is a risk that you could lose all or a portion of your investment in a Fund. The value of your investment in a Fund will go up and down with the prices of the securities in which a Fund invests. There is no assurance that a Fund will meet its investment objective. For more information relating to the risks of investing in the Funds, please see the Trust’s Statement of Additional Information (“SAI”).

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund is subject to one or more of the principal risks identified in the following table. The identified principal risks are discussed in more detail in the disclosure that immediately follows the table. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund.

	Yorktown Growth Fund	Yorktown Capital Appreciation Fund	Yorktown Master Allocation Fund	Yorktown Small Cap Fund
Business Development Companies Risk	X		X
Closed-End Fund Risk	X	X	X
Company Risk	X	X	X	X
Convertible Securities Risk	X	X	X
Debt Security Risk	X	X	X
Emerging Market Risk	X	X	X
Equity Security Risk	X	X	X
Exchange Traded Fund Risk	X	X		X
Foreign Securities Risk	X	X	X
Growth Investment Risk				X
Growth Style Risk	X		X
Investment Company Risk	X	X	X
Junk Bonds or High Yield, High Risk Securities Risk	X	X
Leverage Risk			X
Management Risk				X
Privately Placed Securities Risk			X
Real Estate Investment Trust Risk		X	X
Small-Cap Company Risk	X	X	X
Small Company Risk				X
Underlying Fund Risk	X	X	X
Value Style Risk			X

Business Development Companies Risk. Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease or that when a Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Company Risk. A Fund may invest in securities that involve certain special circumstances (including bankruptcy) that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the Adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Debt Security Risk. The values of debt securities held by a Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due. In addition, a Fund investing directly or indirectly in debt securities may be subject to the following risks:

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A Fund may experience a substantial or complete loss on an individual stock. At different times, a Fund’s performance may be especially subject to the performance of the specific industries and sectors that are selected by the Adviser. Some of a Fund’s portfolio securities may not be widely traded and a Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for a Fund to dispose of such securities at a desired time or price and the Fund may lose money as a result of any such sales.

Exchange Traded Fund Risk. ETFs and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETFs involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETFs may trade at a market discount.

Foreign Securities Risk. A Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Growth Investment Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the Portfolio Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Investment Company Risk. Each Fund invests in a number of Underlying Funds. For Master Allocation Fund, Underlying Funds may include investment companies affiliated with the Adviser. Any investment in an open-end or closed-end investment company involves investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by an Underlying Fund rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by an Underlying Fund are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.

For Funds Master Allocation Fund, none of the Underlying Funds (except Yorktown Funds) are or will be affiliated with the Funds or their Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and the Funds’ Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

Some of the Underlying Funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage in investment practices that entail greater risks. In particular, the Underlying Funds may: invest in securities of foreign issuers, including securities of emerging markets, which may be more volatile and less liquid than other securities; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the Funds also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the Underlying Funds. You should recognize that you may invest directly in the Underlying Funds and that, by investing in the Underlying Funds indirectly through a Fund, you will bear not only your proportionate share of the expenses of a Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Underlying Funds. When an Index Security or Enhanced Index Product is an investment company security, these risks also apply.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) (“junk bonds”) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Management Risk. The investment strategies, practices and risk analysis used by the Investment Manager may not produce the desired results.

Privately Placed Securities Risk. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because a Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for a Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and a Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board.

Real Estate Investment Trust Risk. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose a Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Small-Cap Company Risk. A Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies.

Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Small Company Risk. Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Underlying Fund Risk. Investment decisions by the investment advisers of the Underlying Funds are made independently of a Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. Each Fund bears Underlying Fund fees and expenses indirectly. Each Fund may invest in shares of the same Underlying Funds as other funds in the Yorktown funds complex. However, the Funds collectively and their affiliates together are generally restricted as to the percentage of an Underlying Fund’s total outstanding voting shares they may own, unless the Underlying Fund complies with exemptive rules from the U.S. Securities and Exchange Commission (the “SEC”) permitting, under certain conditions, investment companies such as the Funds and their affiliates to acquire an Underlying Fund’s voting shares in excess of such restrictions. Accordingly, to the extent that a Fund invests in Underlying Funds in excess of those limitations, the investment risk to the Fund of such investments will increase.

Value Style Risk. The Fund may invest in Underlying Funds that pursue a value style of investing (“value style funds”). The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Value style funds may invest in securities of companies that their advisers believe to be undervalued. Even though value style funds invest in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for a value style fund will appreciate in value. In addition, many of the stocks selected for value style funds may be more volatile than the general market.

APPENDIX D: FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and, like the Funds’ investment objectives, may not be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy.

All Funds except the Master Allocation Fund and the Small Cap Fund

A Fund will not as a matter of fundamental policy:

1.	Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government securities”) or to securities issued by other open-end investment companies;

2.	Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (a) this limitation does not apply to U.S. government securities;

3.	Purchase or sell real estate; except that the Growth Fund and the Capital Appreciation Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

4.	Purchase or sell commodities or commodity contracts including futures contracts, except that all Funds other than the Growth Fund and the Capital Appreciation Fund may purchase or sell interest rate, stock index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies for hedging purposes; or

5.	Make loans, except when (a) purchasing a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to one-third of the Fund’s total assets (5% of the Fund’s total assets with respect to the Growth Fund and the Capital Appreciation Fund).

For purposes of Item 2, above, relating to industry concentration, the Funds do not treat investments in securities of other investment companies as subject to the industry concentration restrictions.

Yorktown Capital Appreciation Fund and Yorktown Growth Fund

Neither Fund may:

1.

Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government securities or securities issued by open-end investment companies and index securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer);

2.	Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

3.	Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases of portfolio securities;

4.

Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of the Fund’s total assets (valued at cost) or 5% of its total assets (valued at market) and, in any event, only if immediately thereafter there is asset coverage of at least 300%;

5.	Invest in puts, calls, straddles, spreads or any combinations thereof, except that a Fund may write covered call options as described below;

6.	Mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (4) above and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 15% of the Fund’s assets (valued at cost), or 10% of its net assets (valued at market);

7.	Underwrite securities issued by other persons;

8.	Invest in issuers for the purpose of exercising management or control;

9.

Purchase or retain the securities of any issuer if, to the knowledge of the Trust’s management, the officers or Trustees of the Trust and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

10.	Issue securities or other obligations senior to the Fund’s shares of beneficial interest;

11.

Purchase any securities that would cause more than 2% of the value of the Fund’s total assets at the time of such purchase to be invested in warrants that are not listed on the New York Stock or American Stock Exchanges, or more than 5% of the value of its total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; or

12.

Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund’s total assets would be invested in illiquid securities (including repurchase agreements and time deposits maturing in more than seven days) or foreign securities which are not publicly traded in the United States.

Yorktown Master Allocation Fund

The Fund may not:

1.

Purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. Further, securities issued by investment companies shall not be deemed as an industry. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2.

Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act (currently 25% of assets), the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, provided, however, that securities issued by investment companies shall not be deemed an industry.

3.

Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

4.

Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.

Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.

Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

7.

Issue senior securities, except as permitted by the 1940 Act and provided that the Fund’s use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose.

8.

With respect to 75% of the Fund’s total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies), if, as a result, (i) more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Yorktown Small Cap Fund

The Fund may not:

1.	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.

Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.

Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

4.

Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.; or

5.

Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, € by purchasing non publicly offered debt securities, (d) by purchasing commercial paper, €(e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

6.

Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

7.

Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

8.

With respect to 75% of the Fund’s total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies), if, as a result, (i) more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

For purposes of Item 6, above, relating to industry concentration, the Fund does not treat investments in securities of other investment companies as subject to the industry concentration restrictions.

APPENDIX E: ADDITIONAL INFORMATION REGARDING THE ACQUIRING FundS

HOW YOU CAN BUY AND SELL SHARES

This section provides the information you need to move money into or out of your account

What Share Classes We Offer

Share Class Alternatives. Each Fund offers investors three different classes of shares, Class A Shares, Class L Shares, or Institutional Class Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest and are eligible. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Sales Charges — Class A Shares

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge. Sales charges for all funds are set forth below:

Sales Charge as a % of

Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.53%	1.20%
$1 million and above	0.00%	0.00%	0.00%

Finders Fee

For all Funds, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $1 million calculated as follows:

Greater than $1 million	0.25%

Contingent Deferred Sales Charge (“CDSC”)

For large purchases of Class A shares received prior to February 18, 2020, where a commission advance has been paid to the selling dealer, a CDSC of 0.50% will be charged to the shares if they are redeemed during the first 18 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 18 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

For large purchases of Class A shares received February 18, 2020, and after, where a commission advance has been paid to the selling dealer, a CDSC of 0.25% will be charged to the shares if they are redeemed during the first 12 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of

Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

The Funds reserve the right to waive the sales charge on certain Class A Shares in order to qualify the Funds for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Board has approved this waiver.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

Sales Charges — Class L Shares

Class L Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Class L Shares are subject to a 12b-1 Distribution and Service Fee as described later in this Prospectus.

Sales Charges — Institutional Class Shares

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

How to Reduce Your Sales Charge

Class A Shares Quantity Discounts

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

As used herein, “Participating Funds” refers to investment companies advised by the Adviser as determined from time to time by the Board.

Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Funds or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

Volume Discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Funds, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative Purchase Discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude a Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Shareholder Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Front-End Sales Charges and CDSC Waiver

Class A Shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

■

Clients of a financial intermediary that have entered into an agreement with the Distributor and have been approved by the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

■	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

■	All of employees of financial intermediaries under arrangements with the Distributor (this also applies to spouses and minor children under the age of 21 of those mentioned);

■

Fund Trustees, former Trustees, employees of affiliates of the Yorktown Funds and other individuals who are affiliated with any Yorktown Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

■

Participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

■	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

■	Clients of an adviser or subadviser to any Yorktown Fund with investments of $25,000 or more in the Yorktown Funds; and

■

Investments of $5 million or more in Yorktown Funds by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire Class A Shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. To exercise this privilege, the Trust must receive your purchase order within 180 days of your redemption. In addition, you must notify Shareholder Services when you send in your purchase order that you are repurchasing shares. The Fund reserves the right to modify or terminate this arrangement at any time.

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 544-6060, or Shareholder Services at (888) 933-8274. All account information is subject to acceptance and verification by the Funds’ Distributor.

Clear and prominent information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Trust’s web site at www.yorktownfunds.com, which provides links to the prospectus and SAI containing the relevant information. You may also call the Trust at (800) 544-6060 or Shareholder Services at (888) 933-8274 for this information. All account information is subject to acceptance and verification by the Fund’s Distributor.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of a Fund when, in the judgment of the Trust’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing by the Trust and payment has been received.

How to Buy Shares

You may obtain application forms for the purchase of Class A, Class L, or Institutional Class Shares of the Funds by contacting the shareholder services department (“Shareholder Services”) of Ultimus Fund Solutions, LLC (the “Transfer Agent”), the Funds’ transfer agent, at the address or telephone number shown below.

Regular Mail:

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Phone:

(888) 933-8274

Shares are sold at their offering price, which is based upon the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services, plus any applicable sales charge.

The minimum initial investment in each Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100.

Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. With the exception of the Treasury Advanced Total Return Fund, the minimum initial investment in each Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000, unless otherwise waived as described below. The minimum initial investment in the Treasury Advanced Total Return Fund’s Institutional Class Shares is $100,000 and the minimum for additional investments is $100,000.

An exception to these minimums is granted for investments made pursuant to special plans or if approved by the Distributor. The Adviser may also approve waivers of the minimum purchase amount if, in its opinion, to do so would be in the best interests of a Fund’s shareholders. If you purchase Shares of a Fund from certain broker-dealers, banks or other authorized third parties, Shareholder Services will be deemed to have received your purchase order when that third party has received your order. The Trust and the Distributor reserve the right to reject any purchase order and to discontinue offering Shares of a Fund for purchase.

Additional Investments. You may purchase additional Shares of a Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

■	your name;

■	the name on your account(s);

■	your account number(s);

■	the name of the Fund; and

■	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call Shareholder Services at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more ($50 or more for individual retirement plan (“IRA”) accounts) from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value. The Trust has appointed an officer of Ultimus Fund Distributors, LLC, the Trust’s principal underwriter, to serve as AML Officer and to oversee the implementation of the Trust’s Anti-Money Laundering Compliance Program.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class A Shares of a Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the applicable Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. You may not use ACH transactions for your initial purchase of Fund’s shares. Each Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund and charged a $25 fee to defray bank charges. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s Transfer Agent.

How to Sell Shares

You may sell your Class A, Class L, or Institutional Class Shares in three different ways:

■	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

■

by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

■	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Upon timely receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more, redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months), or redemptions that are transmitted by a bank other than the bank of record must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than IRAs. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their transfer agent will be held liable if you are unable to place your trade due to high call volume.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary. Shareholders may avoid the possibility of having to re-submit a redemption request by using any other regular means of request described in this prospectus.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services. The account will be charged $15 for any redemptions with proceeds being sent by wire.

Internet Transaction Privileges. To establish internet transaction privileges, you must enroll through the Funds’ website at https://yorktownfunds.com/. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call (888) 933-8274 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Other Information. Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Funds, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check or certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Funds at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

GENERAL INFORMATION

This section summarizes the Funds’ distribution policies and other general Fund information.

Dividends, Distributions and Taxes

Dividends and Other Distributions. Each Fund declares and pays dividends from its net investment income (including dividends from Underlying Funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of Underlying Funds) at least annually. Unless Shareholder Services receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by a Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from a Fund’s net income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of a Fund’s net capital gain (i.e., the excess of net long -term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

A Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any Underlying Fund attributable to dividends from such corporations with respect to which the Underlying Fund satisfies those restrictions) (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 20%maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of a Fund’s dividends — not exceeding the aggregate dividends it receives from domestic corporations only — also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trusts (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. Non-corporate shareholders can claim the qualified business income deduction with respect to REIT dividends received by a Fund or an underlying Fund if the fund and underlying Fund meets certain holding period and reporting requirements. There is currently no mechanism for a Fund, to the extent it or an underlying fund invests in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable a Fund to pass through to non-corporate shareholders the ability to claim this deduction.

Distributions to you of a Fund’s net capital gain, including gain it realizes on the redemption of any Underlying Fund’s shares it held for more than one year and distributions from any Underlying Fund of the latter’s net capital gain, also are subject to a 20% maximum federal income tax rate for individual shareholders.

The portion of the dividends a Fund pays that are attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of a Fund’s shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 20% rate mentioned above.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

Net Asset Value

The offering price of each Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share, plus any applicable sales charges. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of a Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to a Fund’s Class A, Institutional Class, and Class L Shares, subtracting any liabilities (including accrued expenses) attributable to a Fund’s Class A, Institutional Class, or Class L Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary.

Shares of open-end Underlying Funds are valued at their respective NAV under the 1940 Act. The Underlying Funds generally value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees of the Underlying Fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board. The Board has designated the Adviser as “valuation designee” to make certain determinations relating to the valuation of the Fund’s assets. Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain Funds when the valuation designee deems that the event or circumstance would materially affect the value of such portfolio securities. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that each Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by those traders.

If a security or securities that a Fund owns are traded after the NYSE is closed (for example, on an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when the Fund is open for business.

Fair Value Pricing

The Board has delegated to the valuation designee responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the valuation designee will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The valuation designee must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Funds have adopted written policies and procedures to guide the valuation designee with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

When a security is fair value priced, it means that the valuation designee is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the valuation designee’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Frequent Trading

The Funds are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders of a Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Funds may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Funds when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

The Funds or the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Funds and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Funds or the Underlying Funds do not accurately value foreign securities as of the Fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Funds or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Funds held by other shareholders.

Acquired Fund Fees and Expenses

An SEC rule adopted in 2006, requires the Trust to report total expense ratios in its prospectus fee tables that account for both the expenses that a Fund pays directly out of its assets (sometimes called “direct expenses”), and the expense ratios of the Underlying Funds (including business development companies (BDC’s”)) in which the Fund invests (often called “acquired fund fees” or “indirect expenses”). The disclosure of the Fund’s indirect expenses in the Fund’s fee table is contained in the acquired fund fees and expenses (AFFEs) line item. This disclosure is designed to provide investors with a better understanding of the actual costs of investing in a Fund that invests in other funds, which have their own expenses that may be as high, or higher, than the acquiring Fund’s expenses.

Direct Fund Expenses: Expenses and fees such as management fees and custody fees typically accrue daily and are paid monthly. These expenses are borne directly by the Fund and reduce the Fund’s net assets, thus detracting from total return.

Indirect Fund Expenses: AFFEs are not accrued daily, nor are they paid directly from the Fund’s net assets. They reflect the Fund’s pro rata share of fees and expenses incurred by investing in acquired funds. AFFEs are reflected in the prices of the acquired funds, and thus are included in the total returns of the Fund.

Are AFFEs reflected in a Fund’s financial statements?

No. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements or the Fund’s financial highlights included in the Fund’s reports to shareholders.

Distribution and Service Plans

The Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

Rule 12b-1 Fees

The Board has adopted a Plan of Distribution for each Fund’s Class L Shares, Class A Shares of the Funds (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of Class L Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. Each Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 1.00% for Class L Share expenses. Because these fees are paid out of Class L Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The 12b-1 Plan also covers the Class A Shares of the Capital Appreciation Fund, Master Allocation Fund and Small Cap Fund. Pursuant to the 12b-1 Plan, those Funds may finance from the assets of their Class A Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Distributor. For Capital Appreciation Fund, Master Allocation Fund and Small Cap Fund, the fee paid to the Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of a class, equal to a maximum of 0.25% for Class A Share expenses. Because these fees are paid out of a Class A Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The Funds may voluntarily reduce the rate of 12b-1 fees charged from time to time.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing a Fund with “shelf space” and/or placing a Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Funds and/or their affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Funds that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

General Information

Small Account Fees

Due to the relatively higher cost of maintaining small accounts, the Funds may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $25. If a Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that a Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

Automatic Investment Plan

You may purchase Fund shares through a Automatic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Automatic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Systematic Withdrawal Plan

If you have made an initial investment of at least $10,000 in any of the Funds, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment — $100; maximum payment — 1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Exchange Privileges

You may exchange Shares of any Fund for the identical Class Shares of any other Fund. If you exchange Class A Shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange Class A Shares into a Fund with the same, lower or no sales charge there is no sales charge for the exchange. Additionally, the amount of your exchange must meet any initial or subsequent purchase minimums applicable to the Fund into which you are making the exchange.

You may also exchange your Fund shares into the Federated Prime Cash Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. There is no sales charge for the exchange. This exchange privilege is offered as a convenience to you. For an exchange into the Federated Prime Cash Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

The Board of the Trust has approved a Code of Ethics (the “Code”) for the Funds and Advisor. The Funds’ Distributor has also adopted a Code of Ethics which governs its activities as a Distributor. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics are available on the SEC’s EDGAR database at the SEC’s web site (http://www.sec.gov).

Cost Basis

For those securities defined as “covered” under current Internal Revenue Service (“IRS”) cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Trust has chosen the average cost method as its standing (default) cost basis method for all shareholders. Under this method, the Funds will average the cost of all shares held by a shareholder for tax reporting purposes. Each shareholder has the option to elect a different cost basis method by notifying the Fund in writing. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Privacy Policy

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

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Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

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Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

AMERICAN PENSION INVESTORS TRUST

STATEMENT OF ADDITIONAL INFORMATION

Yorktown Growth Fund

Yorktown Small Cap Fund

July 7, 2023

This Statement of Additional Information (the “SAI”) relates to the proposed reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of the Yorktown Capital Appreciation Fund, with and into the Yorktown Small Cap Fund, and the Yorktown Master Allocation Fund with and into Yorktown Growth Fund, each a series of American Pension Investors Trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated July 7, 2023 (the “Prospectus/Proxy Statement”) of the Yorktown Small Cap Fund and the Yorktown Growth Fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) which relates to the Reorganizations. As described in the Prospectus/Proxy Statement, the Reorganizations would involve the transfer of all of the assets of each of the Yorktown Capital Appreciation Fund and the Yorktown Master Allocation Fund (each, a “Target Fund” and collectively, the “Target Funds”) in exchange for shares of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of the known liabilities of each class of the Target Fund. Each Target Fund would distribute the corresponding Acquiring Fund shares it receives to its shareholders in complete liquidation of each Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting the Trust at 2303 Yorktown Avenue, Lynchburg, VA 24501 or by calling 800-544-6060.

TABLE OF CONTENTS

Page
Additional Information About the Acquiring Funds	1
Financial Statements	1
A. Incorporation by Reference	1
B. Supplemental Financial Information	1

i

I.	Additional Information about the Acquiring Funds

This SAI is accompanied by the information concerning the Target Funds and the Acquiring Funds in the Statement of Additional Information for the Funds dated May 31, 2023, which was filed electronically with the SEC and is incorporated by reference herein.

II.	Financial Statements

A.	Incorporation by Reference

This SAI is accompanied by the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein: Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Target Funds and the Acquiring Funds, which are included in the Trust’s Annual Report for the year ended January 31, 2023, as filed with the SEC on April 10, 2023 (SEC Accession No. 0001398344-23-007232) on Form N-CSR.

B.	SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of each Acquiring Fund and each Target Fund, and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, are included in the section of the Prospectus/Proxy Statement titled “Will there be any changes to my fees and expenses as a result of the Reorganizations?”

The Reorganizations are expected to result in a material change to each Target Fund’s investment portfolio due to the investment restrictions of the corresponding Acquiring Funds. Accordingly, schedules of investments of each Target Fund as of the most recent fiscal year ended January 31, 2023, are set forth below. For illustrative purposes only, footnote disclosure has been added to the schedules of investments to indicate hypothetical changes to each Target Fund’s investment portfolio as if each Reorganization had occurred on January 31, 2023. The schedules of investments as of January 31, 2023 do not reflect current portfolio holdings of a Target Fund or any rebalances or reconstitutions that have been implemented after January 31, 2023, but before the date of this SAI. Had those rebalances and/or reconstitutions been identified in the schedules of investments as of January 31, 2023, additional securities unrelated to investment restrictions of the corresponding Acquiring Fund and the related Reorganization would have been identified as securities no longer held by the applicable Target Fund. In addition, the schedules of investments as of January 31, 2023 do not reflect changes to the current portfolio holdings of a Target Fund arising from any rebalances or reconstitutions that will be implemented after the date of this SAI.

Additionally, there are no material differences in the valuation, tax, or accounting policies of the Target Funds as compared to those of each corresponding Acquiring Fund.

1

YORKTOWN CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
January 31, 2023

Fund Holdings (as a percentage of net assets)
Technology	32.33%
Communications	19.16%
Consumer Discretionary	14.40%
Health Care	13.19%
Industrials	9.92%
Financials	6.06%
Other	4.94%
100.00%

	Shares	Fair Value
COMMON STOCKS — 95.06%
Communications — 19.16%
Airbnb, Inc., Class A(a)(b)	1,632	$181,331
Alphabet, Inc., Class A(a)(b)	1,700	168,028
Endeavor Group Holdings, Inc., Class A(a)	7,000	157,010
Grab Holdings Ltd., Class A(a)	52,000	197,080
Iridium Communications, Inc.(a)	3,850	230,384
Roblox Corp., Class A(a)(b)	6,780	252,284
Spotify Technology S.A.(a)(b)	1,630	183,734
Trade Desk, Inc. (The), Class A(a)(b)	3,580	181,506
Uber Technologies, Inc.(a)(b)	7,080	218,984
		1,770,341
Consumer Discretionary — 14.40%
Amazon.com, Inc.(a)(b)	1,500	154,695
Chewy, Inc.(a)	3,650	164,469
Coupang, Inc., Class A(a)(b)	8,410	142,045
DraftKings, Inc., Class A(a)	11,560	173,284
Etsy, Inc.(a)	1,566	215,450
Genius Sports Ltd.(a)	43,600	239,364
MercadoLibre, Inc.(a)(b)	204	241,065
		1,330,372
Financials — 6.06%
Intercontinental Exchange, Inc.(b)	2,100	225,855
Nu Holdings Ltd., Class A(a)(b)	31,700	147,405
Robinhood Markets, Inc., Class A(a)	17,900	186,339
		559,599
	Shares	Fair Value
Health Care — 13.19%
agilon health, inc.(a)	7,925	$172,448
Exact Sciences Corp.(a)(b)	6,360	429,427
Intuitive Surgical, Inc.(a)(b)	900	221,121
Royalty Pharma PLC, Class A(b)	5,370	210,451
Teladoc Health, Inc.(a)	6,300	185,220
		1,218,667
Industrials — 9.92%
AeroVironment, Inc.(a)	1,994	177,406
Elbit Systems Ltd. (b)	1,030	174,255
Kratos Defense & Security Solutions, Inc.(a)	13,064	149,583
Teledyne Technologies, Inc.(a)(b)	567	240,556
Trimble, Inc.(a)	3,000	174,180
		915,980
Technology — 32.33%
Adyen NV - ADR(a)(b)	10,975	165,064
ASML Holding N.V. - ADR(b)	283	187,018
Bill.com Holdings, Inc.(a)	1,340	154,931
CrowdStrike Holdings, Inc., Class A(a)(b)	1,160	122,844
Global-e Online Ltd.(a)	6,530	195,704
Intuit, Inc. (b)	439	185,552
Nano Dimension Ltd. - ADR(a)	57,800	159,528
NVIDIA Corp. (b)	1,065	208,069
PagerDuty, Inc.(a)	6,650	198,103
PayPal Holdings, Inc.(a)(b)	2,220	180,908
Snowflake, Inc., Class A(a)(b)	1,120	175,213
StoneCo Ltd., Class A(a)	15,700	175,212
Synopsys, Inc.(a)(b)	720	254,700
Teradyne, Inc. (b)	1,854	188,552
Veeva Systems, Inc., Class A(a)(b)	760	129,618
Workday, Inc., Class A(a)(b)	900	163,287

2

YORKTOWN CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Zoom Video Communications, Inc., Class A(a)(b)	1,890	$141,750
		2,986,053

Total Common Stocks/ Investments — 95.06% (Cost $9,568,548)		8,781,012
Other Assets in Excess of Liabilities — 4.94%		455,863
Net Assets — 100.00%		$9,236,875

(a)	Non-income producing security.
(b)	Security expected to be disposed of assuming the Reorganization occurred on January 31, 2023.

ADR — American Depositary Receipt

3

YORKTOWN MASTER ALLOCATION FUND
SCHEDULE OF INVESTMENTS
January 31, 2023

Fund Holdings (as a percentage of net assets)
Small Cap Funds	47.91%
Growth Funds	46.80%
Income Funds	2.75%
Other	2.54%
100.00%

	Shares	Fair Value
INVESTMENT COMPANIES — 97.46%(a)
Small Cap Funds — 47.91%
Yorktown Small Cap Fund,Institutional Class(b)	444,765	$6,382,385

Growth Funds — 46.80%
Yorktown Growth Fund, Institutional Class(b)	378,360	6,235,368

Capital Appreciation Funds — 2.75%
Yorktown Capital Appreciation Fund, Institutional Class(b)	16,315	365,774

Total Investments — 97.46% (Cost $9,073,503)		12,983,527
Other Assets in Excess of Liabilities — 2.54%		338,348
Net Assets — 100.00%		$13,321,875

(a)	Affiliated issuer.
(b)	Security expected to be disposed of assuming the Reorganization occurred on January 31, 2023.

4